American Beacon

PROSPECTUS
February 27, 2015

Share Class
	A	C	Y	Advisor	Institutional	Investor	Retirement
American Beacon Balanced Fund	ABFAX	ABCCX	ACBYX	ABLSX	AADBX	AABPX
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AVASX	AADEX	AAGPX	ALCRX
American Beacon Mid-Cap Value Fund	ABMAX	AMCCX	ACMYX	AMCSX	AACIX	AMPAX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASSX	AVFIX	AVPAX	ASCVX
American Beacon Small Cap Value II Fund			ABBYX			ABBVX
American Beacon International Equity Fund	AIEAX	AILCX	ABEYX	AAISX	AAIEX	AAIPX	ABIRX
American Beacon Emerging Markets Fund	AEMAX	AEMCX	ACEYX		AEMFX	AAEPX
American Beacon High Yield Bond Fund	ABHAX	AHBCX	ACYYX		AYBFX	AHYPX
American Beacon Retirement Income and Appreciation Fund	AAPAX	ABACX	ACRYX			AANPX
American Beacon Intermediate Bond Fund	AITAX	AIBCX	ACTYX		AABDX	ABIPX
American Beacon Short-Term Bond Fund	ANSAX	ATBCX	ACOYX		AASBX	AALPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Balanced Fund SM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.49%	0.50%	0.45%	0.60%	0.36%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	0.97%	1.73%	0.68%	1.08%	0.59%	0.93%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$668.00	$866.00	$1,080.00	$1,696.00
C	$276.00	$545.00	$939.00	$2,041.00
Y	$69.00	$218.00	$379.00	$847.00
Advisor	$110.00	$343.00	$595.00	$1,317.00
Institutional	$60.00	$189.00	$329.00	$738.00
Investor	$95.00	$296.00	$515.00	$1,143.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$176.00	$545.00	$939.00	$2,041.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund may invest in companies of all market capitalizations. The Manager allocates the assets of the Fund among different sub-advisors.

1	Prospectus – Fund Summaries

The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund's debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes and other debt securities.

The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the duration of the debt securities it can buy.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

■

Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

■

Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

■

Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

■

Select specific debt securities within each security type.

■

Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

■

Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.

■

Evaluate credit quality of the securities.

■

Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, extension risk and prepayment risk.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, REITs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contract Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Prospectus – Fund Summaries	2

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities or futures contracts are also affected by their duration. Fixed income securities or futures contracts with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a  decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index, a secondary index and a composite index.  The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance

3	Prospectus – Fund Summaries

of the Investor Class shares is shown for the Advisor Class, A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 13.19% 3rd Quarter 2009 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -11.13% 4th Quarter 2008 12/31/2005 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	8/1/1994	8.93%	11.07%	6.46%
Returns After Taxes on Distributions	8/1/1994	6.41%	9.54%	5%
Returns After Taxes on Distributions and Sales of Fund Shares	8/1/1994	5.99%	8.38%	4.80%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Institutional	7/17/1987	9.33%	11.44%	6.79%
Advisor	5/31/2005	8.79%	10.90%	6.25%
Y	3/1/2010	9.22%	11.31%	6.73%
A	5/17/2010	8.86%	10.95%	6.41%
C	9/1/2010	8.04%	10.20%	6.05%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000 Value Index	13.45%	15.42%	7.30%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Balanced Composite Index	10.48%	11.19%	6.58%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's assets are currently allocated among the Manager and the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

Prospectus – Fund Summaries	4

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Adriana R. Posada Senior Portfolio Manager Since 1998 Patrick A. Sporl Senior Portfolio Manager Since 2001	Wyatt L. Crumpler Chief Investment Officer Since 2007 Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011
Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow
Portfolio Manager/Executive Director
Since Fund Inception (1987)

Mark Giambrone
 Portfolio Manager/Managing Director
Since (2015)

John S. Williams
 Portfolio Manager/Managing Director
Since Fund Inception (1987)

David R. Hardin
Portfolio Manager/Managing Director
Since Fund Inception (1987)

J. Scott McDonald Portfolio Manager/Managing Director Since 1998 Mark C. Luchsinger Portfolio Manager/Managing Director Since 1998 Deborah A. Petruzzelli Portfolio Manager/Managing Director Since 2003
Brandywine Global Investment Management, LLC	Paul R. Lesutis Managing Director Since 1996 Patrick S. Kaser Managing Director Since 2010	Stephen S. Smith Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager & Chief Executive Officer Since 1988 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

5	Prospectus – Fund Summaries

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	6

American Beacon Large Cap Value Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Advisor	Institutional	Investor	Retirement
Management Fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other Expenses	0.49%	0.49%	0.44%	0.59%	0.35%	0.70%	0.59%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	0.98%	1.73%	0.68%	1.08%	0.59%	0.94%	1.33%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$669.00	$869.00	$1,086.00	$1,707.00
C	$276.00	$545.00	$939.00	$2,041.00
Y	$69.00	$218.00	$379.00	$847.00
Advisor	$110.00	$343.00	$595.00	$1,317.00
Institutional	$60.00	$189.00	$329.00	$738.00
Investor	$96.00	$300.00	$520.00	$1,155.00
Retirement	$135.00	$421.00	$729.00	$1,601.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$176.00	$545.00	$939.00	$2,041.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of January 31, 2015, the market capitalizations of the companies in the Russell 1000 Index ranged from $201 million to $706.4 billion.

7	Prospectus – Fund Summaries

The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, REITs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contract Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Prospectus – Fund Summaries	8

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Retirement Class shares on May 1, 2009, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the Advisor Class, A Class and C Class shares, prior to the dates such newer classes were first offered. For Retirement Class shares, performance results before May 31, 2005 are for Investor Class shares and performance results from May 31, 2005 to May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 18.52% 2nd Quarter 2009 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -21.63% 4th Quarter 2008 12/31/2005 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	8/1/1994	10.19%	14.31%	7.23%
Returns After Taxes on Distributions	8/1/1994	7.54%	13.45%	6.50%
Returns After Taxes on Distributions and Sales of Fund Shares	8/1/1994	7.22%	11.38%	5.76%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Institutional	7/17/1987	10.55%	14.72%	7.56%
Advisor	5/31/2005	10.04%	14.17%	7.04%
Retirement	5/1/2009	9.74%	13.82%	6.86%
Y	8/3/2009	10.49%	14.61%	7.51%
A	5/17/2010	10.09%	14.17%	7.16%
C	9/1/2010	9.23%	13.40%	6.80%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000 Value Index	13.45%	15.42%	7.30%

9	Prospectus – Fund Summaries

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Adriana R. Posada Senior Portfolio Manager Since 1998	Wyatt L. Crumpler Chief Investment Officer Since 2007
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Executive Director Since Fund Inception (1987)	Mark Giambrone Portfolio Manager/Managing Director Since 2015
Brandywine Global Investment Management, LLC	Paul R. Lesutis Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011	Patrick S. Kaser Managing Director Since 2010
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager and Chief Executive Officer Since 1988 Sheldon Lieberman Principal and Portfolio Manager Since 1994 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999 Patricia McKenna Principal and Portfolio Manager Since 1995
Massachusetts Financial Services Company	Steven R. Gorham Investment Officer and Portfolio Manager Since 2010	Nevin P. Chitkara Investment Officer and Portfolio Manager Since 2010

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

Prospectus – Fund Summaries	10

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor, Retirement	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

11	Prospectus – Fund Summaries

American Beacon Mid-Cap Value Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.50%	0.54%	0.46%	0.63%	0.37%	0.61%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses [2]	1.29%	2.08%	1.00%	1.42%	0.91%	1.15%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$699.00	$960.00	$1,242.00	$2,042.00
C	$311.00	$652.00	$1,119.00	$2,410.00
Y	$102.00	$318.00	$552.00	$1,225.00
Advisor	$145.00	$449.00	$776.00	$1,702.00
Institutional	$93.00	$290.00	$504.00	$1,120.00
Investor	$117.00	$365.00	$633.00	$1,398.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$211.00	$652.00	$1,119.00	$2,410.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of January 31, 2015 the market capitalizations of the companies in the Russell Midcap Index ranged from $201 million to $35.2 billion. The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

Prospectus – Fund Summaries	12

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

One sub-advisor invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, the sub-advisor seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. The sub-advisor's portfolio will generally consist of 35 to 45 stocks.

The second sub-advisor invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or "deep" value portion of its investment universe. That sub-advisor looks for companies within that universe that sell for a low price relative to normal earnings (with "normal earnings" defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company's history and the history of its industry).

The third sub-advisor utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market; specifically, companies with higher returns on capital, free cash flow and strong balance sheets. These companies often dominate a particular industry niche, generally have significant barriers to entry and, as a result, are able to perpetuate a higher return on capital over time.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealer and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, REITs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that any strategy used will succeed.

There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such

13	Prospectus – Fund Summaries

events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Mid-Capitalization Companies Risk
Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since mid-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.  The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on November 30, 2005, Investor Class shares on March 1, 2006, Advisor Class shares on June 30, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the AMR Class of the Fund, which began offering shares on June 30, 2004 and is not offered in this prospectus, is shown for the Institutional Class shares before the date such class was first offered. For the Investor Class, performance results from June 30, 2004 to November 30, 2005 are for the AMR Class and performance results from November 30, 2005 to March 1, 2006 are for the Institutional Class. For the Advisor Class, performance results from June 30, 2004 to November 30, 2005 are for the AMR Class, performance results from November 30, 2005 to March 1, 2006 are for the Institutional Class and performance results from March 1, 2006 to June 30, 2007 are for the Investor Class. For Y Class, A Class and C Class shares, performance results from June 30, 2004 to November 30, 2005 are for the AMR Class and performance results from November 30, 2005 to the inception of the Y Class, A Class and C Class shares are for the Institutional Class. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 24.28% 3rd Quarter 2009 2/28/2006 through 12/31/2014 Lowest Quarterly Return: -21.51% 4th Quarter 2008 2/28/2006 through 12/31/2014

Prospectus – Fund Summaries	14

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	2/28/2006	8.25%	16.43%	8.81%
Returns After Taxes on Distributions	2/28/2006	7.12%	15.49%	7.32%
Returns After Taxes on Distributions and Sales of Fund Shares	2/28/2006	5.18%	13.14%	6.64%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Institutional	11/30/2005	8.45%	16.55%	8.99%
Advisor	6/29/2007	7.90%	15.96%	8.59%
Y	3/1/2010	8.45%	16.47%	8.95%
A	5/17/2010	8.02%	15.99%	8.60%
C	9/1/2010	7.16%	15.24%	8.25%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell Midcap Value Index	14.75%	17.43%	9.43%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

LMCG Investments, LLC

■

Pzena Investment Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Adriana R. Posada Senior Portfolio Manager Since Fund Inception (2004)	Wyatt L. Crumpler Chief Investment Officer Since 2007
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Executive Director Since Fund Inception (2004)	Mark Giambrone Portfolio Manager/Managing Director Since Fund Inception (2004)
LMCG Investments Group, LLC	R. Todd Vingers Portfolio Manager Since 2014	Jay C. Willadsen Portfolio Manager Since 2014
Pzena Investment Management, LLC	Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder Since Fund Inception (2004) Eli Rabinowich Principal, Portfolio Manager Since 2012	Manoj Tandon Principal, Portfolio Manager Since 2006

15	Prospectus – Fund Summaries

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	16

American Beacon Small Cap Value Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Average annual total returns for periods ended December 31, 2014[1]
Share Class	A	C	Y	Advisor	Institutional	Investor	Retirement
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other Expenses	0.50%	0.52%	0.44%	0.59%	0.35%	0.71%	0.62%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.98%	0.90%	1.30%	0.81%	1.17%	1.58%
Fee Waiver and/or expense reimbursement or recoupment[2]	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment[3]	1.23%	1.98%	0.90%	1.30%	0.81%	1.17%	1.58%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

During the fiscal year ended October 31, 2014, the Fund paid amounts to the Manager that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement. Under that agreement, the Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$693.00	$939.00	$1,204.00	$1,958.00
C	$301.00	$621.00	$1,068.00	$2,306.00
Y	$92.00	$287.00	$500.00	$1,110.00
Advisor	$132.00	$412.00	$713.00	$1,568.00
Institutional	$83.00	$259.00	$450.00	$1,002.00
Investor	$119.00	$372.00	$644.00	$1,420.00
Retirement	$161.00	$499.00	$860.00	$1,878.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$201.00	$621.00	$1,068.00	$2,306.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

17	Prospectus – Fund Summaries

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization companies. These companies have market capitalizations of $5 billion or less at the time of investment. The Fund's investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio

■

below-average price to revenue ratios, and

■

above average free cash flow yields and return on capital.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The process is research driven and takes into consideration items such as a company's tangible assets, sustainability of its cash flows, capital intensity and financial leverage.

One of the sub-advisors manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a quantitative application of its fundamental research process ("Quantitative Strategy"). The sub-advisor implements the Quantitative Strategy by using a quantitative multi-factor model that identifies the factors present in the sub-advisor's fundamental research portfolio, which may include, for example, below-average price-to-revenue ratios, price-to-earnings ratios and price-to-book ratios and above-average free cash flow yields and return on capital. The model applies these factors and factor weightings to the Russell 2000 Index universe of companies and makes recommendations for adjustments to the portfolio on a daily basis.

For each sub-advisor, the decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, REITs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that any strategy used will succeed.

There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or

Prospectus – Fund Summaries	18

segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Quantitative Strategy Risk
The success of the Fund's investment strategy may depend in part on the effectiveness of the subadviser's quantitative tools for screening securities which may use factors that are not predictive of a security's value.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions. Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on December 31, 1998, Investor Class shares on February 28, 1999, Advisor Class shares on May 1, 2003, Retirement Class shares on May 1, 2009, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for Advisor Class, A Class and C Class shares and the performance of Institutional Class shares is shown for Y Class shares prior to the dates that the newer class shares were first offered. For Retirement Class shares, performance results before May 1, 2003 are for Investor Class shares and performance results from May 1, 2003 to May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 24.16% 3rd Quarter 2009 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -25.68% 4th Quarter 2008 12/31/2005 through 12/31/2014

19	Prospectus – Fund Summaries

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	2/28/1999	4.33%	15.23%	7.69%
Returns After Taxes on Distributions	2/28/1999	0.91%	13.73%	6.43%
Returns After Taxes on Distributions and Sales of Fund Shares	2/28/1999	4.41%	12.06%	6.02%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Institutional	12/31/1998	4.72%	15.66%	8.03%
Advisor	5/1/2003	4.16%	15.06%	7.48%
Retirement	5/1/2009	3.89%	14.76%	7.31%
Y	8/3/2009	4.61%	15.52%	7.95%
A	5/17/2010	4.24%	15.05%	7.60%
C	9/1/2010	3.45%	14.28%	7.24%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell 2000 Value Index	4.22%	14.26%	6.89%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Dreman Value Management, LLC

■

Hillcrest Asset Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Adriana R. Posada Senior Portfolio Manager Since Fund Inception (1998)	Wyatt L. Crumpler Chief Investment Officer Since 2007
Barrow, Hanley, Mewhinney & Strauss, LLC	James S. McClure Portfolio Manager/Managing Director Since 2003	John P. Harloe Portfolio Manager/Managing Director Since 2003
Brandywine Global Investment Management, LLC	Henry F. Otto Managing Director Since Fund Inception (1998)	Steven M. Tonkovich Managing Director Since Fund Inception (1998)
Dreman Value Management, LLC	E. Clifton Hoover Co-Chief Investment Officer Since 2010 Mark Roach Portfolio Manager Since 2010	Nelson P. Woodard Co-Chief Investment Officer Since 2013 Mario Tufano Associate Portfolio Manager Since 2010

Prospectus – Fund Summaries	20

Hillcrest Asset Management, LLC	Brian R. Bruce Chief Investment Officer Since 2014 Douglas Stark Managing Director Since 2014	Brandon Troegle Portfolio Manager Since 2014 Richard Wilk Portfolio Manager Since 2014
Hotchkis and Wiley Capital Management, LLC	David Green Principal, Portfolio Manager Since Fund Inception (1998)	Jim Miles Principal, Portfolio Manager Since Fund Inception (1998)
The Boston Company Asset Management, LLC	Joseph M. Corrado Senior Managing Director Since 2004	Edward R. Walter Managing Director Since 2004

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor, Retirement	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

21	Prospectus – Fund Summaries

American Beacon Small Cap Value II Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	Investor
Management Fees	0.62%	0.62%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	1.38%	1.66%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.01%	2.29%
Fee Waiver and/or expense reimbursement [1]	(0.91%)	(0.91%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [2]	1.10%	1.38%
[1]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class and Investor Class shares, as applicable, through February 28, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.09% for the Y Class and 1.37% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$112.00	$542.00	$999.00	$2,265.00
Investor	$140.00	$628.00	$1,142.00	$2,555.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization companies. These companies have market capitalizations of $5 billion or less at the time of investment. The Fund's investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign securities traded on U.S. exchanges.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio, and

■

below-average price to book value ratio

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase.  The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.  The Fund may engage in active and frequent trading.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Prospectus – Fund Summaries	22

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, REITs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that any strategy used will succeed.

There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including open-end funds, and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

23	Prospectus – Fund Summaries

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Investor Class and Y Class shares on November 15, 2011. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 10.74% 1st Quarter 2012 11/15/2011 through 12/31/2014 Lowest Quarterly Return: -7.46% 3rd Quarter 2014 11/15/2011 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	Since Inception
Investor Class
Returns Before Taxes	11/15/2011	5.18%	15.70%
Returns After Taxes on Distributions	11/15/2011	0.29%	13.26%
Returns After Taxes on Distributions and Sales of Fund Shares	11/15/2011	6.16%	12.06%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
Y	11/15/2011	5.50%	16.03%

	1 Year	Since Inception
Index (Reflects no deduction for fees expenses or taxes)
Russell 2000 Value Index	4.22%	17.95%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's sub-advisors are:

■

Dean Capital Management, LLC

■

Fox Asset Management LLC

■

Signia Capital Management, LLC

Prospectus – Fund Summaries	24

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since Fund Inception (2011) Adriana R. Posada Senior Portfolio Manager Since Fund Inception (2011)	Wyatt L. Crumpler Chief Investment Officer Since Fund Inception (2011)
Dean Capital Management, LLC	Steve Roth Portfolio Manager Since Fund Inception (2011)
Fox Asset Management, LLC	Gregory R. Greene Portfolio Manager Since Fund Inception (2011) J. Bradley Ohlmuller Portfolio Manage Since Fund Inception (2011)	Patrick O'Brien Portfolio Manager Since 2013
Signia Capital Management, LLC	Richard Beaven Portfolio Manager Since Fund Incpetion (2011) Anthony Bennett Portfolio Manager Since Fund Inception (2011)	Daniel Cronen Portfolio Manager Since Fund Inception (2011) Colin Kelly Portfolio Manager Since 2013

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

25	Prospectus – Fund Summaries

American Beacon International Equity Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Advisor	Institutional	Investor	Retirement
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other Expenses	0.53%	0.53%	0.52%	0.64%	0.42%	0.75%	0.66%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	1.09%	1.84%	0.83%	1.20%	0.73%	1.06%	1.47%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$680.00	$902.00	$1,141.00	$1,827.00
C	$287.00	$579.00	$995.00	$2,159.00
Y	$85.00	$265.00	$460.00	$1,025.00
Advisor	$122.00	$381.00	$660.00	$1,455.00
Institutional	$75.00	$233.00	$406.00	$906.00
Investor	$108.00	$337.00	$585.00	$1,294.00
Retirement	$150.00	$465.00	$803.00	$1,757.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$181.00	$606.00	$1,057.00	$2,310.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United ® States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may

Prospectus – Fund Summaries	26

invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forwards ("NDFs") contracts, as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):

■

above-average return on equity or earnings growth potential,

■

below-average price to earnings or price to cash flow ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDF contracts, or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
 The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the counterparty to a derivatives contract will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, and non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks and securities convertible into or exchangeable for common stocks. Investing in such securities may expose the Fund to additional risk. Common stock generally is subordinate to preferred stock, upon the liquidation or bankruptcy of the issuing company. Convertible securities are sensitive to movement in interest rates. In addition, convertible securities are subject to risk that the credit standing of the issuer may have an effect on the security's investment value.

Foreign Currency Forward Risk
Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that any strategy used will succeed.

There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

27	Prospectus – Fund Summaries

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on August 7, 1991, Investor Class shares on August 1, 1994, Advisor Class shares on May 1, 2003, Retirement Class Shares on May 1, 2009, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class is shown for the Advisor Class, A Class and C Class shares and the performance of the Institutional Class is shown for Y Class shares prior to the dates that such newer share classes were first offered. For Retirement Class shares, performance results before May 1, 2003 are for Investor Class shares and performance results from May 1, 2003 to May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prospectus – Fund Summaries	28

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 24.81% 2nd Quarter 2009 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -21.72% 3rd Quarter 2011 12/31/2005 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	8/1/1994	(7.37%)	5.48%	4.34%
Returns After Taxes on Distributions	8/1/1994	(8.34%)	4.92%	3.60%
Returns After Taxes on Distributions and Sales of Fund Shares	8/1/1994	(4.16%)	4.20%	3.77%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Institutional	8/7/1991	(7%)	5.87%	4.67%
Advisor	5/1/2003	(7.51%)	5.30%	4.10%
Retirement	5/1/2009	(7.76%)	5.12%	4.01%
Y	8/3/2009	(7.14%)	5.74%	4.61%
A	5/17/2010	(7.43%)	5.34%	4.28%
C	9/1/2010	(8.13%)	4.64%	3.93%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
MSCI EAFE Index	(4.90%)	5.33%	4.43%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's assets are currently allocated among the following investment sub-advisors:

■

Causeway Capital Management LLC

■

Lazard Asset Management LLC

■

Templeton Investment Counsel, LLC

29	Prospectus – Fund Summaries

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Kirk L. Brown Senior Portfolio Manager Since 1994	Wyatt L. Crumpler Chief Investment Officer Since 2007
Causeway Capital Management LLC	Sarah H. Ketterer Chief Executive Officer Since 2001 James A. Doyle Director Since 2006 Kevin Durkin Director Since 2006 Jonathan P. Eng Director Since 2006	Harry W. Hartford President Since 2001 Foster Cornwith Director Since 2015 Conor Muldoon Director Since 2010 Alessandro Valentini Director Since 2015 Ellen Lee Director Since 2015
Lazard Asset Management LLC	John R. Reinsberg Deputy Chairman Since 1999 Michael G. Fry Managing Director Since 2005 Kevin J. Matthews Director Since 2013	Michael A. Bennett Managing Director Since 2003 Michael Powers Managing Director Since 2003
Templeton Investment Counsel, LLC	Antonio T. Docal Executive Vice President and Portfolio Manager Templeton Global Equity Group Since 2012

Cindy L. Sweeting
President and Director of Portfolio Management and Portfolio Manager Templeton
Global Equity Group
Since 2012

Peter A. Nori
Executive Vice President and Portfolio Manager Templeton Global Equity Group
Since 2014

Prospectus – Fund Summaries	30

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

31	Prospectus – Fund Summaries

American Beacon Emerging Markets Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%		2.00%	2.00%	2.00%	2.00%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.67%	0.66%	0.71%	0.60%	1.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	2.50%	1.55%	1.44%	1.89%
Fee Waiver and/or expense reimbursement or recoupment [2]	0.04%	0.05%	(0.09%)	(0.08%)	(0.09%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment [3]	1.80%	2.55%	1.46%	1.36%	1.80%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class, Institutional Class and Investor Class shares, as applicable, through February 28, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.45% for the Y Class, 1.35% for the Institutional Class and 1.79% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. Under that agreement, the Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.  During the fiscal year ended October 31, 2014, the Fund paid amounts to the Manager that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement for the Fund's A Class and C Class shares.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$747.00	$1,101.00	$1,478.00	$2,532.00
C	$358.00	$783.00	$1,335.00	$2,840.00
Y	$149.00	$481.00	$836.00	$1,838.00
Institutional	$138.00	$448.00	$779.00	$1,717.00
Investor	$183.00	$585.00	$1,013.00	$2,204.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$258.00	$783.00	$1,335.00	$2,840.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

Prospectus – Fund Summaries	32

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers that:

■

are primarily listed on the trading market of an emerging market country;

■

are headquartered in an emerging market country; or

■

derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is one that:

■

has an emerging stock market as defined by the International Finance Corporation;

■

has a low- to middle-income economy according to the World Bank;

■

is included in the IFC Investable Index or the Morgan Stanley Capital International® Emerging Markets Index; or

■

has a per-capita gross national product of $10,000 or less.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into common stocks and depositary receipts (collectively referred to as "stocks"). The Fund may invest in companies of all market capitalizations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

One sub-advisor combines a top-down country allocation investment approach with bottom-up stock selection. The sub-advisor first allocates its portion of the Fund's assets among emerging market countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The sub-advisor then selects individual securities within these countries on the basis of attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation. To attempt to manage risk, the sub-advisor emphasizes thorough macroeconomic and fundamental research.

The second sub-advisor utilizes a bottom-up investment strategy that is value-oriented and research-driven. The sub-advisor buys stocks that exhibit good value characteristics, strong business fundamentals and positive business momentum. The focus on business momentum helps the sub-advisor avoid the value trap, while bottom-up fundamental security analysis helps to verify their quantitative analysis. Lastly, they focus on the preservation of capital as they believe it is the key to long-term performance.

The third sub-advisor uses a Graham and Dodd based value oriented approach to managing emerging market equity investments. The strategy focuses on fundamental research at the company level and attempts to identify securities trading at significant discounts to their long term intrinsic value. This discount, or "margin of safety" is typically a by-product of short term price volatility and market inefficiency and the sub-advisor seeks to outperform the benchmark over the long-term by building concentrated portfolios of undervalued companies which they believe offer attractive long-term appreciation potential.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. A sub-advisor may trade forward foreign currency contracts, including NDFs, or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
 The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, and non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, rights and warrants.

Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities.  Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

33	Prospectus – Fund Summaries

Foreign Currency Forward Risk
Foreign currency forward contracts are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that any strategy used will succeed.

There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on July 31, 2000, Investor Class shares on October 1, 2002, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010.

Prospectus – Fund Summaries	34

In the table below, the performance of the Institutional Class shares is shown for Y Class shares and the performance of the Investor Class shares is shown for A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 35.22% 2nd Quarter 2009 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -26.39% 4th Quarter 2008 12/31/2005 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	10/1/2002	(4.49%)	0.46%	6.76%
Returns After Taxes on Distributions	10/1/2002	(6.53%)	(0.45%)	5.14%
Returns After Taxes on Distributions and Sales of Fund Shares	10/1/2002	(1.35%)	0.47%	5.74%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Institutional	7/31/2000	(4.06%)	0.90%	7.16%
Y	3/1/2010	(4.29%)	0.75%	7.08%
A	5/17/2010	(4.48%)	0.45%	6.75%
C	9/1/2010	(5.20%)	(0.19%)	6.41%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
MSCI Emerging Markets Index	(2.19%)	1.78%	8.43%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's assets are currently allocated among the following investment sub-advisors:

■

Brandes Investment Partners, L.P.

■

Morgan Stanley Investment Management Inc.

■

The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Kirk L. Brown Senior Portfolio Manager Since Fund Inception (2000)	Wyatt L. Crumpler Chief Investment Officer Since 2007

35	Prospectus – Fund Summaries

Brandes Investment Partners, L.P.	Douglas Edman Director, Investments Group Since 2010 Louis Lau Director, Investments Group Since 2010 Gerardo Zamorano Director, Investments Group Since 2010	Christopher Garrett Institutional Portfolio Manager Since 2010 Greg Rippel Senior Analyst Since 2010
Morgan Stanley Investment Management Inc.

Ruchir Sharma
Managing Director
Since Fund Inception (2000)

Munib Madni
Managing Director of Morgan Stanley Investment Management Company
Since 2012

Eric Carlson
Managing Director
Since 2006

Gaite Ali
Managing Director
Since 2014

Paul Psaila
Managing Director
Since Fund Inception (2000)

Samuel Rhee
Managing Director of Morgan Stanley Investment Management Company
Since 2012

Ana Cristina Piedrahita
Executive Director of Morgan Stanley Investment Management Limited
Since 2006

The Boston Company Asset Management, LLC	D. Kirk Henry Senior Managing Director Since Fund Inception (2000) Warren Skillman Managing Director Since 2006	Clifford Smith Senior Managing Director Since 2003

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	36

American Beacon High Yield Bond Fund SM

Investment Objective

The Fund's investment objective is high current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%		2.00%	2.00%	2.00%	2.00%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.57%	0.58%	0.52%	0.46%	0.69%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.24%	2.00%	0.94%	0.88%	1.11%
Fee Waiver and/or expense reimbursement or recoupment [2]	(0.21%)	(0.22%)	0.01%	0.00%	(0.01%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment [3]	1.03%	1.78%	0.95%	0.88%	1.10%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, and Investor Class shares, as applicable, through February 28, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.02% for the A Class, 1.77% for the C Class, and 1.09% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. Under that agreement, the Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.  During the fiscal year ended October 31, 2014, the Fund paid amounts to the Manager that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement for the Y Class shares.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$575.00	$830.00	$1,104.00	$1,886.00
C	$281.00	$606.00	$1,057.00	$2,310.00
Y	$97.00	$301.00	$521.00	$1,156.00
Institutional	$90.00	$281.00	$488.00	$1,084.00
Investor	$112.00	$352.00	$611.00	$1,351.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$181.00	$606.00	$1,057.00	$2,310.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

37	Prospectus – Fund Summaries

Principal Investment Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or deemed to be below investment grade by an investment sub-advisor. These types of securities are commonly referred to as "high-yield bonds" or "junk bonds." The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time. The Fund has no limitations regarding the durations of the debt securities it can buy or the market capitalization of the issuers of those securities.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high-yield bonds. High-yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly "blue chip" companies that have encountered some financial difficulties.

In selecting investments, the Fund's sub-advisors utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

To a lesser extent, the Fund may invest in other securities, including investment grade securities, foreign securities, common and preferred stocks and convertible securities, in keeping with the Fund's overall investment objective.

The Fund may invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking current income from a fund that invests mainly in a variety of high-yield, high-risk debt securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in below investment-grade debt securities and the price changes in those securities that can occur when interest rates change. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
 The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Equity Investments Risk
 Equity securities are subject to market risk. The Fund's investments in equity securities may include preferred stocks, common stocks and convertible securities.

Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk
 The Fund is subject to the risk that the market value of fixed income securities it holds, particularly mortgage backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities are also affected by their duration. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Prospectus – Fund Summaries	38

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including open-end funds, and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Unrated Securities Risk
Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the sub-advisors' credit analysis than if the Fund invested exclusively in rated securities.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on December 29, 2000, Investor Class shares on March 1, 2002, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares for all periods up to the inception of the Y Class. The performance of the Investor Class is shown for all periods up to the inception of the A Class and C Class shares. The older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 19.21% 2nd Quarter 2009 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -18.60% 4th Quarter 2008 12/31/2005 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	3/1/2002	(1.05%)	7.40%	5.72%
Returns After Taxes on Distributions	3/1/2002	(3.90%)	4.49%	2.77%
Returns After Taxes on Distributions and Sales of Fund Shares	3/1/2002	(0.28%)	4.61%	3.22%

Inception Date of Class	1 Year	5 Years	10 Years

39	Prospectus – Fund Summaries

Share Class (Before Taxes)
Institutional	12/29/2000	(0.80%)	7.66%	5.96%
Y	3/1/2010	(0.60%)	7.53%	5.90%
A	5/17/2010	(1.01%)	7.44%	5.74%
C	9/1/2010	(1.85%)	6.67%	5.36%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
JPMorgan Global High-Yield Index	1.69%	9.07%	7.81%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's assets are currently allocated among the following investment sub-advisors:

■

Franklin Advisers, Inc.

■

Logan Circle Partners, L.P.

■

PENN Capital Management Company, Inc.

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Kirk L. Brown Senior Portfolio Manager Since 2002	Wyatt L. Crumpler Chief Investment Officer Since 2007
Franklin Advisers, Inc.	Eric Takaha Senior Vice President, Director of Corporate Credit and High Yield Since 2006 Glenn Voyles Vice President Since 2006	Chris Molumphy Executive Vice President, Chief Investment Officer for the Franklin Templeton Fixed Income Group Since 2006
Logan Circle Partners, L.P.	Timothy L. Rabe Senior Portfolio Manager Since 2007
PENN Capital Management Company, Inc.	Richard A. Hocker Chief Investment Officer Since 2011	Martin A. Smith Portfolio Manager Since 2011

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

Prospectus – Fund Summaries	40

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

41	Prospectus – Fund Summaries

American Beacon Retirement Income and Appreciation Fund SM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%		None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Investor
Management Fees	0.34%	0.34%	0.34%	0.34%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.61%	0.61%	0.56%	0.81%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.96%	0.91%	1.16%
Fee Waiver and/or expense reimbursement [2]	(0.16%)	(0.09%)	(0.10%)	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	1.05%	1.87%	0.81%	1.16%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, and Y Class, as applicable, through February 28, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.04% for the A Class, 1.86% for the C Class, and 0.80% for the Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$354.00	$609.00	$883.00	$1,665.00
C	$290.00	$607.00	$1,049.00	$2,278.00
Y	$83.00	$280.00	$494.00	$1,110.00
Investor	$118.00	$368.00	$638.00	$1,409.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$190.00	$607.00	$1,049.00	$2,278.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, approximately 75% of the Fund's total assets are invested in fixed-income securities considered by the Manager or sub-advisor to be investment grade at the time of purchase. These securities may include obligations of the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, master demand notes, medium-term notes, funding agreements, mortgage-backed securities, asset-backed securities and other debt securities (collectively referred to

Prospectus – Fund Summaries	42

as "investment grade fixed-income securities"). If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisor will take action that they believe to be advantageous to the Fund. In an attempt to enhance the return of the Fund beyond the income offered by investment grade fixed-income securities, the Fund's remaining total assets are invested in convertible and non-convertible debt obligations without regard to credit quality, as well as equity securities. The Fund seeks capital appreciation by investing in debt securities and convertible and equity securities of corporate issuers whose relative value is expected to increase over time.

The Manager currently allocates the Fund's assets between itself and a sub-advisor. The Manager makes investment decisions regarding a portion of the Fund's fixed-income securities. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

■

Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

■

Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

■

Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

■

Select specific debt securities within each security type.

■

Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Under normal circumstances, the Manager seeks to maintain a weighted average duration of three to seven years in the investment grade fixed-income portion of the Fund. A duration of "one year" means that a security's price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

The sub-advisor invests in convertible securities but may invest up to 60% of its portion of the Fund's total assets in non-convertible fixed-income securities. The sub-advisor may invest in investment grade fixed-income securities and securities rated below-investment grade or not rated, commonly referred to as "high-yield bonds" or "junk bonds." The average term to duration of the fixed-income securities held in the portion of the Fund's portfolio managed by the sub-advisor will typically range from three to ten years.

The sub-advisor also may invest up to 40% of its portion of the Fund's total asset in non-convertible equity securities, common stocks, preferred stocks, American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). Historically, the sub-advisor's investment process has led it to invest primarily in convertible securities of small- to mid-capitalization companies that, in its opinion, provide opportunities for long-term capital appreciation. However, the Fund may invest in issuers of all market capitalizations.

In selecting securities, the sub-advisor may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure. The sub-advisor utilizes credit ratings by any rating organizations as preliminary indicators of investment quality, in addition to its own credit research and analysis.

The Fund may invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
 The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which includes, but are not limited to, interest rate risk, extension risk and prepayment risk.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down.  As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund.  The prices of fixed income securities are also

43	Prospectus – Fund Summaries

affected by their duration. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates.  For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Prepayment and Extension Risk
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a  decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index,  secondary indices and a composite index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Investor Class shares on June 30, 2003, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for the Y Class, A Class and C Class shares for all periods prior to the inception of each class. The Investor Class shares class would have had similar returns to the newer classes of shares because the shares are invested in the same portfolio securities. However, because the Investor Class had a different expense structure, its performance was different than the newer classes of shares would have realized in the same period. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 6.61% 3rd Quarter 2009 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -4.19% 3rd Quarter 2008 12/31/2005 through 12/31/2014

Prospectus – Fund Summaries	44

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	6/30/2003	4.81%	4.93%	4.72%
Returns After Taxes on Distributions	6/30/2003	2.78%	3.56%	3.29%
Returns After Taxes on Distributions and Sales of Fund Shares	6/30/2003	3.20%	3.42%	3.20%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Y	3/1/2010	5.17%	5.22%	4.86%
A	5/17/2010	4.90%	4.94%	4.72%
C	9/1/2010	3.91%	4.17%	4.34%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Linked Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	4.60%
BofA Merrill Lynch All U.S. Convertibles Index	9.44%	11.72%	7.11%
Retirement Income and Appreciation Composite Index	6.86%	6.33%	5.38%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Fund's assets are currently allocated among the Manager and one investment sub-advisor, Calamos Advisors LLC.

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

■

Calamos Advisors LLC

Portfolio Managers

American Beacon Advisors, Inc.

Gene L. Needles, Jr.
President & Chief Executive Officer
Since 2012

Cynthia M. Thatcher
 Portfolio Manager
Since Fund Inception (2003)

Patrick A. Sporl
Senior Portfolio Manager
Since Fund Inception (2003)

Wyatt L. Crumpler Chief Investment Officer Since 2007 Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011
Calamos Advisors LLC

John P. Calamos, Sr.
Chairman, CEO,
Global Co-Chief Investment Officer
Since Fund Inception (2003)

Gary D. Black
Executive Vice President,
Global Co-Chief Investment Officer
Alternative Investments
Since 2012

John Hillenbrand
Senior Vice President, Co-Portfolio Manager
Since 2003

Jon Vacko
 Senior Vice President, Co-Portfolio Manager
Since 2013

Steve Klouda
Senior Vice President, Co-Portfolio Manager
Since 2013

Eli Pars
Senior Vice President, Co-Portfolio Manager
Since 2013

Dennis Cogan
Senior Vice President, Co-Portfolio Manager
Since 2013

45	Prospectus – Fund Summaries

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	46

American Beacon Intermediate Bond Fund SM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.54%	0.57%	0.50%	0.12%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.00%	1.78%	0.71%	0.33%	0.91%
Fee Waiver and/or expense reimbursement [2]	(0.10%)	(0.13%)	(0.05%)	0.00%	(0.11%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	0.90%	1.65%	0.66%	0.33%	0.80%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, and Investor Class shares, as applicable, through February 28, 2016 to the extent that Total Annual Fund Operating Expenses exceed 0.89% for the A Class, 1.64% for the C Class, 0.65% for the Y Class, and 0.79% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$562.00	$769.00	$992.00	$1,633.00
C	$268.00	$548.00	$952.00	$2,084.00
Y	$67.00	$222.00	$390.00	$878.00
Institutional	$34.00	$106.00	$185.00	$418.00
Investor	$82.00	$279.00	$493.00	$1,109.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$168.00	$548.00	$952.00	$2,084.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

47	Prospectus – Fund Summaries

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankee and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes. These types of obligations are commonly referred to as fixed-income securities or bonds. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund's assets between itself and a sub-advisor. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

■

Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

■

Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

■

Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

■

Select specific debt securities within each security type.

■

Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The sub-advisor uses a bottom-up fixed-income investment strategy in determining which securities to buy and sell, as follows:

■

Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.

■

Evaluate credit quality of the securities.

■

Perform an analysis of the expected total return of the securities to changes in interest rates compared to the Barclays Capital U.S. Aggregate Bond Index.

The Fund will only buy debt securities that are determined by the Manager or sub-advisor to be investment grade at the time of purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisor will take action that they believe to be advantageous to the Fund. Under normal circumstances, the Fund seeks to maintain a duration of three to seven years. A duration of "one year" means that a security's price would be expected to decrease by approximately 1% with a 1% increase in interest rates.  The Fund may engage in active and frequent trading.

The Fund may invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
 The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which includes, but are not limited to, interest rate risk, extension risk and prepayment risk.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance.

Interest Rate Risk
 The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down.  As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund.  The prices of fixed income securities are also affected by their duration. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates.  For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or

Prospectus – Fund Summaries	48

segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a  decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. Performance shown in the chart and tables below reflects the Fund's one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund's performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Investor Class shares on March 1, 2009, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares, Investor Class shares, A Class shares and C Class shares before March 1, 2009. The performance of the Investor Class shares is shown for the A Class and C Class shares from March 2, 2009 to the inception of both the A Class and C Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 4.91% 4th Quarter 2008 3/2/2009 through 12/31/2014 Lowest Quarterly Return: -2.51% 2nd Quarter 2013 3/2/2009 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	3/2/2009	4.55%	3.71%	4.45%
Returns After Taxes on Distributions	3/2/2009	3.58%	2.53%	3.04%
Returns After Taxes on Distributions and Sales of Fund Shares	3/2/2009	2.63%	2.45%	2.94%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Institutional	3/1/2005	5.11%	4.18%	4.74%
Y	3/1/2010	4.82%	3.96%	4.63%
A	5/17/2010	4.39%	3.53%	4.36%

49	Prospectus – Fund Summaries

C	9/1/2010	3.69%	2.89%	4.04%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

■

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Wyatt L. Crumpler Chief Investment Officer Since 2007 Adriana R. Posada Senior Portfolio Manager Since 1998	Samuel Silver Vice President, Fixed Income Investments Since 2014 Patrick A. Sporl Senior Portfolio Manager Since 1999 Erin Higginbotham Senior Portfolio Manager Since 2011
Barrow, Hanley, Mewhinney & Strauss, LLC

John S. Williams
Portfolio Manager/Managing Director
Since Fund Inception (1997)

David R. Hardin
Portfolio Manager/Managing Director
Since Fund Inception (1997)

J. Scott McDonald
Portfolio Manager/Managing Director
Since 1998

Mark C. Luchsinger Portfolio Manager/Managing Director Since 1998 Deborah A. Petruzzelli Portfolio Manager/Managing Director Since 2003

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Prospectus – Fund Summaries	50

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

51	Prospectus – Fund Summaries

American Beacon Short-Term Bond Fund SM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 77 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 85 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
[1]	A contingent deferred sales charge ("CDSC") of 0.50% will be charged on certain purchases of $250,000 or more that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.59%	0.57%	0.52%	0.17%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.05%	1.78%	0.73%	0.38%	0.91%
Fee Waiver and/or expense reimbursement [2]	(0.29%)	(0.27%)	(0.08%)	0.00%	(0.11%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	0.76%	1.51%	0.65%	0.38%	0.80%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, and Investor Class shares, as applicable, through February 28, 2016 to the extent that Total Annual Fund Operating Expenses exceed 0.75% for the A Class, 1.50% for the C Class, 0.64% for the Y Class, and 0.79% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$326.00	$548.00	$787.00	$1,475.00
C	$254.00	$534.00	$939.00	$2,072.00
Y	$66.00	$225.00	$398.00	$899.00
Institutional	$39.00	$122.00	$213.00	$480.00
Investor	$82.00	$279.00	$493.00	$1,109.00

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$154.00	$534.00	$939.00	$2,072.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

Prospectus – Fund Summaries	52

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankee and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes. These types of obligations are commonly referred to as fixed-income securities or bonds and may include foreign bonds. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

Currently, the Manager is the sole investment advisor to the Fund. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

■

Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

■

Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

■

Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

■

Select specific debt securities within each security type.

■

Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The Fund will only buy debt securities that are determined by the Manager to be investment grade at the time of purchase. If an investment held by the Fund is downgraded below investment grade, the Manager will take action that it believes to be advantageous to the Fund. Under normal circumstances, the Fund seeks to maintain a duration of one to three years. A duration of "one year" means that a security's price would be expected to decrease by approximately 1% with a 1% increase in interest rates.  The Fund may engage in active and frequent trading.

The Fund may invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
 The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which includes, but are not limited to, interest rate risk, extension risk and prepayment risk.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance.

Interest Rate Risk
 The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down.  As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund.  The prices of fixed income securities are also affected by their duration. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates.  For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
 Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

53	Prospectus – Fund Summaries

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a  decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. Performance shown in the chart and tables below reflects the Fund's one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund's performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Investor Class shares on August 1, 1994, Institutional Class shares on February 28, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares and the performance of the Investor Class is shown for the A Class and C Class shares prior to the dates such new share classes were first offered. In each case, the newer share classes would have had similar annual returns to the older share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 2.15% 4th Quarter 2008 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -1.31% 3rd Quarter 2008 12/31/2005 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	8/1/1994	0.17%	1.09%	2.32%
Returns After Taxes on Distributions	8/1/1994	(0.15%)	0.54%	1.35%
Returns After Taxes on Distributions and Sales of Fund Shares	8/1/1994	0.10%	0.64%	1.43%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Institutional	12/3/1987	0.59%	1.51%	2.77%
Y	3/1/2010	0.32%	1.35%	2.69%
A	5/17/2010	0.29%	1.04%	2.29%
C	9/1/2010	(0.54%)	0.40%	1.97%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index	0.78%	1.47%	2.86%

Prospectus – Fund Summaries	54

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager has managed the Fund since March 19, 1987.

Portfolio Managers

American Beacon Advisors, Inc.	Samuel Silver. Vice President, Fixed Income Investments Since 2014 Patrick A, Sporl Senior Portfolio Manager Since 1999	Erin Higginbotham Senior Portfolio Manager Since 2011

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

55	Prospectus – Fund Summaries

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and risks and performance benchmarks. However, this Prospectus does not describe all of a Fund's investment practices. For additional information, please see the Funds' statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

■

The American Beacon Balanced Fund's investment objective is income and capital appreciation.

■

The American Beacon Large Cap Value Fund's investment objective is long-term capital appreciation and current income.

■

The American Beacon Mid-Cap Value Fund's investment objective is long-term capital appreciation and current income.

■

The American Beacon Small Cap Value Fund's investment objective is long-term capital appreciation and current income.

■

The American Beacon Small Cap Value II Fund's investment objective is long-term capital appreciation.

■

The American Beacon International Equity Fund's investment objective is long-term capital appreciation.

■

The American Beacon Emerging Markets Fund's investment objective is long-term capital appreciation.

■

The American Beacon High Yield Bond Fund's investment objective is high current income and capital appreciation.

■

The American Beacon Retirement Income and Appreciation Fund's investment objective is income and capital appreciation.

■

The American Beacon Intermediate Bond Fund's investment objective is income and capital appreciation.

■

The American Beacon Short-Term Bond Fund's investment objective is income and capital appreciation.

Except for the American Beacon Small Cap Value II Fund, each Fund's investment objective is "fundamental," which means that it may be changed only with the approval of Fund shareholders. The American Beacon Small Cap Value II Fund's investment objective is "non-fundamental", which means that it may be changed by the Fund's Board of Trustees ("Board") without the approval of Fund's shareholders.

80% Investment Policies

■

The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.

■

The American Beacon Mid-Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of middle market capitalization U.S. companies.

■

The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

■

The American Beacon Small Cap Value II Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization companies.

■

The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.

■

The American Beacon Emerging Markets Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers that are primarily listed on the trading market of an emerging market country; are headquartered in an emerging market country; or derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

■

The American Beacon High Yield Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of domestic and foreign high-yield bonds.

■

The American Beacon Intermediate Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankee and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes.

■

The American Beacon Short-Term Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankee and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Multi-Manager Strategy

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

■

develops overall investment strategies for each Fund,

■

selects and changes sub-advisors,

Prospectus – Additional Information About the Funds	56

■

allocates assets among sub-advisors,

■

monitors and evaluates the sub-advisor's investment performance,

■

monitors the sub-advisors compliance with each Fund's investment objectives, policies and restrictions,

■

oversees a Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable,

■

directs the investments or the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments and

■

manages directly the American Beacon Short-Term Bond Fund and a portion of the assets of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Intermediate Bond Fund.

With the exception of the American Beacon Short-Term Bond Fund, each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of both the American Beacon Retirement Income and Appreciation Fund and the American Beacon Intermediate Bond Fund are allocated by the Manager between the Manager and one sub-advisor. The assets of the American Beacon Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors.

Each subadvisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of manager structure. The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (''SEC'') that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. One condition of the order is that whenever a sub-advisor change is proposed in reliance on the order, the Board, including a majority of its "non-interested" trustees, must approve the change and make a separate finding that the change is in the best interests of the Funds and its shareholders and does not involve a conflict of interest from which the Manager or a sub-advisor derives an inappropriate advantage. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

American Beacon Balanced Fund

The Fund's assets are allocated among the Manager and the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-third of the Fund's assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC and another third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed-income securities in accordance with the Fund's guidelines. The remaining third of the Fund's assets are allocated between the Manager, who invests its allocation in fixed-income securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Large Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Currently, the Fund's assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately ten percent of the Fund's assets are allocated to Massachusetts Financial Services Company (''MFS''). The Manager may increase the allocation to MFS as Fund flows, capacity constraints and other considerations by the Manager may require.

American Beacon Mid-Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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LMCG Investments, LLC

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Pzena Investment Management, LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Dreman Value Management, LLC

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Hillcrest Asset Management, LLC

■

Hotchkis and Wiley Management, LLC

■

The Boston Company Asset Management, LLC

The Manager does not anticipate allocating any new assets to The Boston Company Asset Management, LLC or Hotchkis and Wiley Capital Management, LLC, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Barrow, Hanley,

57	Prospectus – Additional Information About the Funds

Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC, Dreman Value Management, LLC, and Hillcrest Asset Management, LLC, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

American Beacon Small Cap Value II Fund

The Fund's assets are allocated among the following sub-advisors:

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Dean Capital Management, LLC

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Fox Asset Management LLC

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Signia Capital Management, LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon International Equity Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Causeway Capital Management LLC

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Lazard Asset Management LLC

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Templeton Investment Counsel, LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Emerging Markets Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Brandes Investment Partners, L.P.

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Morgan Stanley Investment Management Inc.

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The Boston Company Asset Management, LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon High Yield Bond Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Franklin Advisers, Inc.

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Logan Circle Partners, L.P.

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PENN Capital Management Company, Inc.

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Retirement Income and Appreciation Fund

The Manager allocates the Fund's assets between itself and Calamos Advisors LLC ("Calamos"). The Manager makes investment decisions regarding the approximately 75% of the Fund allocated to investment grade fixed-income securities, while Calamos makes investment decisions regarding the remainder of Fund assets.

American Beacon Intermediate Bond Fund

The Manager currently allocates the Fund's assets, generally on an equal basis, between itself and Barrow, Hanley, Mewhinney & Strauss, LLC.

American Beacon Short-Term Bond Fund

The Manager is the sole investment advisor to the Fund.

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Funds may invest in as well as information regarding the Funds' strategy with respect to investment of cash balances.

Asset-Backed Securities

Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the ''Investment Company Act''), including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

For the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon Small Cap Value II Fund, American Beacon International Equity Fund, and American Beacon Emerging Markets Fund:

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to

Prospectus – Additional Information About the Funds	58

satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Derivative Investments

Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The American Beacon International Equity Fund and the American Beacon Emerging Markets Fund may invest in the following derivative instruments, as described in the Fund Summary of each Fund:

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Equity Investments

A Fund's equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

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Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

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Depositary Receipts. ADRs. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

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Real Estate Investment Trusts (''REITs''). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs typically are subject to management fees and other expenses that are separate from those of a Fund. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation.

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

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Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

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Bank Loans and Senior Loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). A Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. A Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When a Fund purchases assignments from lenders, a Fund will acquire direct rights against the borrower on the loan.

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Emerging Markets Debt. A Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets. A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an

59	Prospectus – Additional Information About the Funds

emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

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Government-Sponsored Enterprises. A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae''), Federal Home Loan Mortgage Corporation ("Freddie Mac''), Federal Farm Credit Banks ("FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth through at least 2012.

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High Yield Securities. High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or not rated, but considered by a subadvisor to be of similar quality. These types of securities are also commonly referred to as ''junk bonds''.

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Investment Grade Securities. Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. A Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

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Mortgage-Related Securities. A Fund can buy interests in pools of residential or commercial mortgages in the form of ''pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including collateralized mortgage obligations (''CMOs''), issued by private issuers are not U.S. Government securities.

Prospectus – Additional Information About the Funds	60

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies certain of the principal risk factors of each Fund in light of their respective principal investment strategies. Additional information regarding these risk factors follows the table.

Risk	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Value II Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Allocation and Correlation Risk	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed and Mortgage Related Securities Risk	X								X	X	X
Counterparty Risk						X
Credit Risk	X					X	X	X	X	X	X
Currency Risk						X	X
Equity Investments Risk	X	X	X	X	X	X	X	X	X
Extension Risk	X								X	X	X
Foreign Investing and Emerging Markets Risk						X	X	X		X	X
Futures and Forward Contracts Risk	X	X	X	X	X	X	X
Hedging Risk						X	X
High Portfolio Turnover Risk					X					X	X
High Yield Securities Risk								X	X
Interest Rate Risk	X							X	X	X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X				X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X
Market Timing Risk						X	X	X
Mid-Capitalization Companies Risk	X	X	X				X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X
Prepayment Risk	X								X	X	X
Quantitative Strategy Risk				X
Redemption Risk	X							X	X	X	X
Sector Risk		X	X	X
Securities Lending Risk			X	X	X	X
Securities Selection Risk	X	X	X		X	X	X	X	X	X	X
Segregated Assets Risk	X	X	X	X	X	X	X
Small Capitalization Companies Risk	X	X		X	X		X	X

61	Prospectus – Additional Information About the Funds

U.S. Goverment Securities and Government Sponsored Enterprises Risk	X							X	X	X
Unrated Securities Risk							X
Valuation Risk						X
Value Stocks Risk	X	X	X	X	X	X

Allocation and Correlation Risk

This is the risk that a sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect a Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to a Fund of its investment in any underperforming market exposure.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which includes, but are not limited to, interest rate risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since a Fund can invest significantly in lower-quality investments considered speculative in nature, this risk will be substantial.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may not hedge its currency risks.

Equity Investments Risk

Equity securities are subject to market risk. A Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts (''REITs'') and depositary receipts within any capitalization range. Such investments may expose a Fund to additional risks.

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Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

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Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs, and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

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Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in

Prospectus – Additional Information About the Funds	62

an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

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REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

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Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Extension Risk

If interest rates rise rapidly, repayments of principal of certain debt securities, especially mortgage-related and other types of asset backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Foreign Investing Risk & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies,  and (7) delays in transaction settlement in some foreign markets. The risks of foreign investing mentioned above are heightened when investing in emerging markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures and Forward Contracts Risk

Futures and forward contracts are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use futures and forward contracts to enhance total return of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold futures and forward contracts to obtain economic exposure to an issuer without directly holding its securities.

Futures and forward contracts can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. Gains or losses in the value of these instruments may be magnified and be much greater than their original cost (generally the initial margin deposit). Futures and forward contracts require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Certain of the other risks to which a Fund might be exposed due to its use of futures and forward contracts include the following:

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Forward Contracts. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of a Fund. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

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Futures Contracts Risk. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security

63	Prospectus – Additional Information About the Funds

is currently worth. If a Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce a Fund's return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund's transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund's shareholders when Fund shares are held in a taxable account (including short-term capital gain distributions, which are taxable to them as ordinary income).

High Yield Securities Risk

Investing in below-investment grade securities (commonly referred to as ''junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer's default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund's fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

Investment Risk

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program.  The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies and may be unable to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk

Markets may at times be volatile and the value of a fund's stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately

Prospectus – Additional Information About the Funds	64

price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by a Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.  Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares.  While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to a Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  A Fund must rely on the underlying fund to achieve its investment objective. If the underlying fund fails to achieve its investment objective, the value of a Fund's investment will decline, adversely affecting a Fund's performance.

Prepayment Risk

When interest rates fall, borrowers will repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the securities expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Quantitative Strategy Risk

The success of a Fund's investment strategy may depend in part on the effectiveness of a subadvisor's quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. A subadvisor's quantitative tools may use factors that may not be predictive of a security's value and any changes over time in the factors that affect a security's value may not be reflected in the quantitative model. A subadvisor's stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.

Redemption Risk

A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund's performance.

Sector Risk

Companies that are invested in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify a Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to that Fund.  A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its

65	Prospectus – Additional Information About the Funds

investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for a Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more volatile than the market as a whole or our intrinsic value approach may fail to produce the intended results. The portfolio managers' estimate of intrinsic value may be wrong or even if its estimate of intrinsic value is correct, it may take a long period of time before the price and intrinsic value converge. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that the segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, limit the portfolio managers' flexibility or adversely affect a Fund's ability to meet redemption requests.

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that a Fund invests in unrated securities, a Fund's success in achieving its investment objective may depend more heavily on the sub-advisor's credit analysis than if a Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in government-sponsored enterprises, are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (''Ginnie Mae''); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.  Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.

Valuation Risk

This is the risk that a Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While a Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index.  Set forth below is additional information regarding the index and composite to which each Fund's performance is compared.

Prospectus – Additional Information About the Funds	66

American Beacon Balanced Fund

Market Index

The Fund's performance is compared to the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index. To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the Fund's performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index in a 60%/40% proportion.

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Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

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The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and assetbacked fixed-rate debt securities of all maturities.

American Beacon Large Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 1000 Value Index.

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Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

American Beacon Mid-Cap Value Fund

Market Index

The Fund's performance is compared to the Russell Midcap Value Index.

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The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

American Beacon Small Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 2000 Value Index.

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The Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

American Beacon Small Cap Value II Fund

Market Index

The Fund's performance is compared to the Russell 2000 Value Index.

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The Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

American Beacon International Equity Fund

Market Index

The Fund's performance is compared to the MSCI EAFE Index.

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The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

American Beacon Emerging Markets Fund

Market Index

The Fund's performance is compared to the MSCI Emerging Markets Index.

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The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

American Beacon High Yield Bond Fund

Market Index

The Fund's performance is compared to the JPMorgan Global High-Yield Index.

■

The JPMorgan Global High-Yield Index (''JPMorgan Index'') is an unmanaged index of fixed-income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index.

American Beacon Retirement Income and Appreciation Fund

Market Indices

The Fund's performance is compared to the Barclays Capital U.S. Aggregate Bond Index, the Linked Barclays Capital U.S. Aggregate Bond Index and the BofA Merrill Lynch All U.S. Convertibles Index. To reflect the Fund's allocation of its assets between investment grade fixed-income securities and convertible securities, the Fund's performance is also compared to the Retirement Income and Appreciation Composite which combines the returns of the Linked Barclays Capital U.S. Aggregate Bond Index and the BofA Merrill Lynch All U.S. Convertibles Index in a 75%/25% proportion.

■

The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

■

The Linked Barclays Capital U.S. Aggregate Bond Index represents returns of the Barclays Capital U.S. Gov./Credit Intermediate Index ("Intermediate Index") up to October 31, 2006 and the Barclays Capital U.S. Aggregate Bond Index ("Aggregate Index") thereafter. The Intermediate Index is an unmanaged index

67	Prospectus – Additional Information About the Funds

of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

■

The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents.

American Beacon Intermediate Bond Fund

Market Index

The Fund's performance is compared to the Barclays Capital U.S. Aggregate Bond Index.

■

The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

American Beacon Short-Term Bond Fund

Market Index

The Fund's performance is compared to the BofA Merrill Lynch 1-3 Year Gov./Corp. Index.

■

The BofA Merrill Lynch 1-3 Year Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

Notices Regarding Index Data:

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties herby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon Small Cap Value II Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. ("LHI"). On November 20, 2014, Lighthouse Parent Inc., the parent company of LHI agreed to be acquired by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, both of which are private equity firms. The acquisition is expected to close in the second quarter of 2015, subject to the satisfaction of certain closing conditions.  The acquisition is expected to close in the second quarter of 2015, subject to the satisfaction of certain closing conditions. The acquisition will result in a change of control of the Manager and the termination of the Funds' management and investment advisory agreements. The Board has approved new management agreements with the Manager and new investment advisory agreements with the sub-advisors that would become effective upon the completion of the acquisition. A meeting of the Funds' shareholders has been called to consider new management agreements and such other matters as the Board may deem appropriate. In advance of the meeting, proxy materials were sent to shareholders regarding the new management agreements and any other matters proposed for shareholder approval. There are no anticipated changes in the services provided by the Manager or in the fee rates charged by the Manager to the Fund.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator ("CPO") with respect to these Funds in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight ("Division") of the Commodity Futures Trading Commission ("CFTC"). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Funds, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration (in an abundance of caution). The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

For the fiscal year ended October 31, 2014, the Funds paid aggregate management fees to the Manager and investment advisory fees to the sub-advisors as a percentage of the Funds' daily average net assets, net of waivers, as follows:

American Beacon Fund	Aggregate Management and Investment Advisory Fees
Balanced	0.22%
Large Cap Value	0.23%

Prospectus – Additional Information About the Funds	68

Mid-Cap Value	0.52%
Small Cap Value	0.45%
Small Cap Value II	0.62%
International Equity	0.30%
Emerging Markets	0.74%
High Yield Bond	0.41%
Retirement Income and Appreciation	0.34%
Intermediate Bond	0.20%
Short-Term Bond	0.20%

The Manager also may receive up to 25% of the net monthly income generated from the Fund's securities lending activities as compensation for oversight of the Fund's securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this prospectus, only the American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon Small Cap Value II Fund and the American Beacon International Equity Fund may engage in securities lending activities. In addition, certain sub-advisors contribute to the Manager to support a Fund's distribution activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Funds, the sub-advisors and the Manager, as applicable, is available in each Fund's annual report for the period ended October 31, 2014.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit.

The team members discussed below are responsible for the oversight of the sub-advisors, including reviewing the sub-advisors' performance, allocating the Fund's assets among the sub advisors and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

American Beacon Funds	Team Members
Large Cap Value, Mid-Cap Value , Small Cap Value and Small Cap Value II	Adriana R. Posada, Gene L. Needles, Jr., Wyatt L. Crumpler
Balanced, Intermediate Bond	Adriana R. Posada, Gene L. Needles, Jr., Wyatt L. Crumpler, Samuel Silver, Patrick A. Sporl, Erin Higginbotham
Retirement Income and Appreciation	Cynthia M. Thatcher, Gene L. Needles, Jr., Wyatt L. Crumpler, Samuel Silver, Patrick A. Sporl, Erin Higginbotham
Short-Term Bond	Samuel Silver, Patrick A. Sporl, Erin Higginbotham
International Equity, Emerging Markets and High Yield Bond	Kirk L. Brown, Gene L. Needles, Jr., Wyatt L. Crumpler

Wyatt L. Crumpler is Chief Investment Officer. Mr. Crumpler joined the Manager in January 2007 as Vice President Trust Investments and a member of the portfolio management team. Mr. Crumpler's title was redesignated to Vice President, Asset Management in July 2009 and to Chief Investment Officer in February 2012. Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager and became a member of the team in October 1998.  Kirk L. Brown is Senior Portfolio Manager, and has served on the portfolio management team since February 1994. Mr. Brown is a CFA Charterholder. Cynthia M. Thatcher is Portfolio Manager, and became a member of the portfolio management team upon joining the Manager in December 1999. Ms. Thatcher is a CFA Charterholder.

Messrs. Crumpler and Needles are responsible for recommending sub-advisors to the Fund's Board of Trustees. Ms. Posada, Mr. Brown and Ms. Thatcher oversees the sub-advisors, reviews the sub-advisors' performance and allocates the Fund's assets among the sub-advisors, as applicable.

Samuel Silver oversees the team responsible for the portfolio management of the American Beacon Short-Term Bond Fund and a portion of the fixed-income assets of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Intermediate Bond Fund. Mr. Silver has been with the Manager since September 1999 and has served as Vice President, Fixed Income Investments since October 2011. Prior to October 2011, Mr. Silver was a Senior Portfolio Manager, Fixed Income Investments. The team responsible for the day-to-day portfolio management of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund includes Patrick A. Sporl and Erin Higginbotham.

Mr. Sporl has served as the Senior Portfolio Manager to the American Beacon Balanced Fund since September 2001, American Beacon Retirement Income and Appreciation Fund since June 2003, and American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund since January 1999. He is primarily responsible for determining the Funds' holdings and characteristics. Mr. Sporl is a CFA Charterholder.

Ms. Higginbotham has served as Senior Portfolio Manager to the American Beacon Retirement Income and Appreciation Fund, American Beacon Balanced Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003 and became a Senior Portfolio Manager in April 2005. Ms. Higginbotham is a CFA Charterholder.

The Funds' SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

69	Prospectus – Fund Management

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.
American Airlines Group Inc. is a minority owner of Lighthouse Holdings, Inc.'s parent company.

All other assets of American Airlines Group Inc., its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable, are considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (''Barrow''), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of OMAM Affiliate Holdings LLC, which is a subsidiary of OM Asset Management plc, (OMAM), a publicly-listed company traced on the New York Stock Exchange. As of October 31, 2014, Barrow had discretionary investment management authority with respect to approximately $99.5 billion of assets, including approximately $6.4 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities.

Barrow serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value and American Beacon Small Cap Value Funds. Barrow manages client assets on a team basis for their equity and fixed-income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years
Balanced & Large Cap Value
James P. Barrow Portfolio Manager/Executive Director	Since Inception (1987)	Portfolio Manager/Barrow
Mid-Cap Value Fund
James P. Barrow Portfolio Manager/Executive Director	Since Inception (2004)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since Inception (2004)	Portfolio Manager/Barrow
Small Cap Value Fund
James S. McClure Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
John P. Harloe Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
Balanced Fund
John S. Williams Portfolio Manager/Managing Director	Since Inception (1987)	Portfolio Manager/Barrow
David R. Hardin Portfolio Manager/Managing Director	Since Inception (1987)	Portfolio Manager/Barrow
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998	Portfolio Manager/Barrow
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed-income portion of the American Beacon Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed-income professionals — five senior portfolio managers and five dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDES INVESTMENT PARTNERS, L.P. ("Brandes"), 11988 El Camino Real, Suite 600, San Diego, California 92130, is a registered investment adviser. Brandes is 100% beneficially owned by senior professionals of the firm. As of December 31, 2014, Brandes had approximately $26.4 billion in assets under management, including $170 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Brandes serves as a sub-advisor to the American Beacon Emerging Markets Fund.

Brandes' Emerging Market Investment Committee is primarily responsible for making the day-to-day investment decisions for the Emerging Markets Portfolio. The Portfolio is team-managed by an investment committee whose members are senior portfolio management and research analysts of Brandes, including Douglas Edman, Christopher Garrett, Louis Lau, Greg Rippel, Gerardo Zamorano and Mauricio Abadia, who are the six voting members of Brandes' Emerging Markets Investment Committee.

Douglas Edman has been Director, Investments Group since 2002. Mr. Edman was a Senior Analyst at Brandes from 2000 to 2002, and Portfolio Manager from 1995 to 2000. Christopher Garrett, Institutional Portfolio Manager since 2007, has been with Brandes since 2000. Mr. Garrett was a Portfolio Manager/ Analyst from 2000 to 2007. Prior to joining Brandes, Mr. Garrett worked as a portfolio manager/analyst for Dupont Capital Management. Louis Lau has held the position of Director, Investments Group since 2013 and Senior Analyst at Brandes since 2009.

Prospectus – Fund Management	70

From 2004 to 2009, Mr. Lau was an Analyst at the firm. Prior to joining Brandes, he worked in investment banking and equity capital markets at Goldman Sachs. Greg Rippel joined Brandes in 2001 as an Analyst. In 2006, Mr. Rippel became a Senior Analyst.

Prior to joining Brandes, Mr. Rippel worked as an underwriter at Greyrock Capital, a subsidiary of Bank of America. Gerardo Zamorano, Director, Investments Group, has held this position since 2006. He was a Senior Analyst at Brandes from 2004 to 2006 and an Analyst from 1999 to 2004.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (''Brandywine Global''), 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of October 31, 2014, Brandywine Global had assets under management totaling approximately $62.6 billion, including approximately $592 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Brandywine Global serves as a subadvisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund.

Brandywine Global Portfolio Managers for the American Beacon Balanced and American Beacon Large Cap Value Funds

Paul R. Lesutis, CFA is a portfolio manager for our Classic Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm's Large Cap Value Equity strategies. Mr. Lesutis joined the firm in 1991. Previously, he served as executive vice president, chief investment officer and portfolio manager with Provident Capital Management, Inc. (1984-1991); director of equity research and portfolio manager with First Pennsylvania Bank (1971-1984), and a securities analyst with E.I. du Pont de Nemours (1966-1971). Mr. Lesutis is a CFA charterholder. He is a member of the firm's Executive Board.

Patrick S. Kaser, CFA is head of the Large Cap Value Equity team and serves as lead portfolio manager on the Classic Large Cap Value strategy. Mr. Kaser is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations. He joined the firm in 1998. He is a member of the firm's Executive Board. Before becoming a portfolio manager, Mr. Kaser worked for the firm as an analyst on the Large Cap Value Equity team. He was also with Dean Witter as an account executive (1996-1997). Mr. Kaser is a CFA charterholder. He is a member of the CFA Society of Philadelphia and has been quoted in The Wall Street Journal, BusinessWeek, The Washington Post, Barron's and has appeared on Bloomberg television and radio.

James J. Clarke serves as a portfolio manager for our Classic Large Cap Value Equity strategy. He rejoined the firm in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. From 1997 to 2005, Mr. Clarke worked as an equity analyst and portfolio manager for Brandywine Global' s large, mid and small cap value equity portfolios and was responsible for research coverage of the machinery and REIT sectors, contributing insight and stock recommendations for all of the firm's domestic equity products. Prior to his initial term of employment with Brandywine Global, Mr. Clarke worked as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

Steve S. Smith, is co-lead portfolio manager for the firm's Global Fixed Income and related strategies. He joined the firm in 1991 to diversify the firm's investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980).

Brandywine Global Portfolio Managers for the American Beacon Small Cap Value Fund

Henry F. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financialbased futures and options (1982-1984). Mr. Otto is a member of the firm's Executive Board.

Steve M. Tonkovich, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987).He is a member of the firm's Executive Board.

CALAMOS ADVISORS LLC ("Calamos"), 2020 Calamos Court, Naperville, Illinois 60563, is an institutional money management firm that has specialized in security research and money management since 1977. Calamos is an indirect subsidiary of Calamos Asset Management, Inc. As of October 31, 2014, Calamos had assets under management totaling approximately $24.4 billion, including approximately $25.8 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Calamos serves as a sub-advisor to the American Beacon Retirement Income and Appreciation Fund. Calamos employs a team approach to portfolio management, led by the Global Co-Chief Investment Officers ("Global Co-CIOs") and comprised generally of the Global Co-CIOs and Co-Portfolio Managers. The Global Co-CIOs and Co-Portfolio Managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. Co-Portfolio Managers are supported by a team of sector analysts making recommendations based upon rigorous fundamental research.

Calamos has an Investment Committee ("Investment Committee") that performs the following functions:

■

Establishment of top-down global macroeconomic views,

■

Discussion of sector, thematic and geographic positioning across strategies,

■

Oversight of risk management across strategies,

■

Monitoring and evaluation of investment performance,

■

Evaluation and recommendation of enhancements to the investment process.

The Investment Committee operates as a team and consists of the Global Co-CIOs, who lead the Committee, and a select group of senior investment professionals. Other members of the investment team also participate in Committee meetings in connection with specific investment related issues or topics as deemed appropriate. Membership of the Investment Committee may be modified to ensure we adapt to dynamic economic, capital market and investment environments as well as incorporate diverse views into our investment process. John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of Calamos, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs.

John P. Calamos, Sr. and Gary D. Black direct the team's focus on the macro themes upon which the portfolio's strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIOs and the Co-Portfolio Managers. John P. Calamos, Sr. and Gary D. Black are responsible for the day-today management of the team, bottom- up research efforts and strategy implementation. Nick Niziolek, Jon Vacko, Steve Klouda, Dennis Cogan, John Hillenbrand and Eli Pars are each Co-Portfolio Managers.

71	Prospectus – Fund Management

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust and Chairman, CEO and Global Co-CIO of Calamos as of August 31, 2012, prior thereto he was Chairman, CEO and Co-CIO of Calamos and its predecessor company. Gary D. Black became the Executive Vice President and Global Co-CIO of Calamos as of August 31, 2012. Mr. Black served as Chief Executive Officer and Chief Investment Officer, and was a Founding Member of Black Capital LLC from July 2009 until August 2012, prior thereto; Mr. Black served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009. Nick Niziolek joined Calamos in March 2005 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined Calamos in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010. Steve Klouda joined Calamos in 1994 and has been a Co-Portfolio Manager since March 2013. Between July 2002 and March 2013 he was a senior strategy analyst. Eli Pars joined Calamos in May 2013 as a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009. Dennis Cogan joined Calamos in March 2005 and since March 2013 is a Co-Portfolio Manager.  Between March 2005 and March 2013, Mr. Cogan was a senior strategy analyst.  John Hillenbrand joined Calamos in 2002 and since March 2013 is a Co-Portfolio Manager.  Between August 2002 and march 2013 Mr. Hillenbrand was a senior strategy analyst.

CAUSEWAY CAPITAL MANAGEMENT LLC (''Causeway''), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2014, Causeway had approximately $36.1 billion in assets under management, including approximately $1.5 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Causeway's portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin and Conor Muldoon.

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (''MLIM'') since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global healthcare, information technology, and telecommunication services sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary industrials and materials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Director of Causeway and is responsible for research in the global consumer discretionary, consumer staples, energy, and materials sectors. Mr. Durkin joined the firm in June 2001 as a Research Associate and became Portfolio Manager in 2006. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

Foster Corwith is a Director of Causeway and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm's merger with Mellon Financial. From 2001- 2003, Mr. Corwith was an analyst in Credit Suisse First Boston's prime brokerage unit, where he worked as a liaison between the group's security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team.

Alessandro Valentini is a Director of Causeway and is responsible for research in the global health care and financial sectors. Mr. Valentini joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York.

Ellen Lee is a Director of Causeway and is responsible for research in the global utilities, energy, industrials, and consumer discretionary sectors. Ms. Lee joined the firm in August as a Research Associate and became a Portfolio Manager in January 2015. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001-2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999-2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee has co-managed the Fund since 2015

DEAN CAPITAL MANAGEMENT, LLC ("DCM"), 7450 W. 130th Street, Suite 150, Overland Park, Kansas 66213, an affiliate of Dean Investment Associates, is a registered investment adviser and provides portfolio management services to the clients of Dean Investment Associates. DCM was founded in March 2008. As of December 31, 2014, DCM had assets under management of approximately $626.0 million.

Steven Roth is a founding member of DCM and serves as the lead Portfolio Manager on the Dean Small Cap Value strategy. He also provides research support to the other DCM investment strategies. Prior to forming DCM in 2008, Mr. Roth worked for American Century as a co-Portfolio Manager on the Small Cap Value team from 2006 to 2008. He was a Senior Analyst at American Century from 2002 to 2006. Prior to American Century, Mr. Roth began his investment career in 2000 as an equity analyst at Strong Capital Management.

Prospectus – Fund Management	72

DREMAN VALUE MANAGEMENT, LLC (''Dreman'') is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311. Dreman, an independent investment management firm, was founded by David N. Dreman in 1997, with predecessor firms dating back to 1977. As of December 31, 2014, Dreman had approximately $2.1 billion of assets under management. Dreman serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Dreman Value Management, LLC. is a contrarian value investment management firm founded in 1997 by David Dreman an author of five books on the subject. Today, Dreman has a team of dedicated contrarians offering a true value solution to investors seeking diversification and long-term results. Dreman's goal is to provide superior investment performance, consistently and over a long-term horizon using the unique contrarian investment philosophy and disciplined investment approach developed by David Dreman over 30 years ago. Mark Roach is the Lead Portfolio Manager for Dreman's portion of the American Beacon Small Cap Value Fund. Mr. Roach manages Dreman's portion of the Fund jointly with E. Clifton Hoover, Co-Chief Investment Officer and Managing Director, Nelson P. Woodard, Ph.D., Co-Chief Investment Officer and Managing Director, and Mario Tufano, Associate Portfolio Manager of the Fund since 2010. Mr. Roach has been with Dreman since 2006. Mr. Hoover has been with Dreman since 2006. Mr. Tufano has been with Dreman since 2007. Mr. Woodard rejoined Dreman in 2013. He had previously been with Dreman from the firm's inception in 1997 to 2000 and again from 2001 to 2006.

FOX ASSET MANAGEMENT LLC ("Fox"), 1040 Broad Street, Suite 203, Shrewsbury, New Jersey 07702, an indirect wholly-owned subsidiary of Eaton Vance, is a registered investment adviser that manages equity, fixed income and balanced portfolios. As of December 31, 2014, Fox had approximately $1.22 billion of assets under management.

The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Patrick O'Brien. Gregory Greene is a Co-Director and a member of the firm's Investment Committee. He joined the company in November 1998 and is the lead manager for the Small Cap Value and SMID-Cap Value strategies as well. Prior to joining Fox, Mr. Greene was a Research Analyst responsible for the financial services and retail/consumer products industries in addition to being Head of Trading at Chris Blair Asset Management from June 1998. Previously he was a Vice President and Senior Position Trader in the Equity Trading department at Merrill Lynch from 1991. J. Bradley Ohlmuller joined Fox Asset Management in June 2004 as a Vice President and Equity Portfolio Manager and a member of the firm's Investment Committee. Prior to joining Fox, he was a Vice President and research analyst at Goldman Sachs & Co. from April 2001, where he covered the healthcare facilities sector. Prior to joining Goldman Sachs, Mr. Ohlmuller followed the retail sector at Morgan Stanley from January 1997. He began his career at Standard & Poor's in February 1995 as an analyst, following the regional banking, insurance and REIT industries in its Equity Research Department. Patrick O'Brien joined Fox Asset Management in October 2012 as a Vice President and Equities Analyst and has been a Vice President and Equity Portfolio Manager and member of the firm's Investment Committee since November 2013. He was formerly was a Portfolio Manager and Analyst with Brown Advisory/ABIM in Baltimore, Maryland from August 2001. Prior to joining Brown Advisory/ABIM, Mr. O'Brien worked at Delaware Management Company as an Equities Analyst from August 2000 and Prudential Investments as a Portfolio Manager from February 1998. Previously, Mr. O'Brien was an Equities Analyst and Co-Founder of Schneider Capital Management from January 1997.

FRANKLIN ADVISERS, INC. (''Franklin''), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Fiduciary Trust, Mutual Series, and Darby Investments subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and $880 billion in assets under management as of December 31, 2014. Of this amount, approximately $1.2 billion were assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Franklin serves as a sub-advisor to the American Beacon High Yield Bond Fund.

Eric Takaha, Senior Vice President and Director of Corporate Credit and High Yield for the Franklin Templeton Fixed Income Group, is the lead portfolio manager of the team that has primary responsibility for managing Franklin's portion of the Fund. Mr. Takaha joined Franklin's High Yield team in 1989 and has been Senior Vice President since 2004. He has managed Franklin's portion of the Fund since September 2006. Chris Molumphy and Glenn Voyles share responsibility for investment decision-making with Mr. Takaha. Mr. Molumphy, Executive Vice President and Chief Investment Officer for the Franklin Templeton Fixed Income Group, joined Franklin in 1988 and has held his current position since 2000. He has managed Franklin's portion of the Fund since September 2006. Mr. Voyles, Vice President for the Franklin Templeton Fixed Income Group, joined Franklin in 1993 and has been a research analyst and portfolio manager at Franklin since 2000. Mr. Voyles has managed Franklin's portion of the Fund since September 2006.

HILLCREST ASSET MANAGEMENT, LLC. ("HILLCREST"), 2805 Dallas Parkway, Suite 250, Plano, TX 75093, is an investment management company with assets under management of $350.2 million as of December 31, 2014. Hillcrest provides portfolio management in small cap value, small cap core and midcap US equities. Hillcrest was founded in 2007 and is an independent, employee-controlled company which manages assets using Behavioral Finance techniques. Hillcrest serves as sub-advisor to the American Beacon Small Cap Value Fund. Hillcrest personnel primary responsible for managing the Fund are Brian R. Bruce, CEO and Chief Investment Officer, Douglas Stark, CFA, Managing Director, Portfolio Management and Research, Brandon Troegle, CFA, Director, Fundamental Analysis and Portfolio Manager, and Richard Wilk, CFA, Portfolio Manager. Mr. Bruce has been with Hillcrest since its inception in July 2007 as the CEO and Chief Investment Officer and oversees all business and investment activities at the firm. Douglas Stark is a partner at Hillcrest and focuses on the firm's research and portfolio management. Mr. Stark has been with Hillcrest since January 2008. Prior to joining Hillcrest, Mr. Stark was Partner, Senior Vice President, and Director of Research at Martingale Asset Management from 1996 to 2007. Brandon Troegle is a partner at Hillcrest and an analyst and portfolio manager focusing on the firm's security selection. Mr. Troegle has been with Hillcrest since its inception in July 2007. Richard Wilk is a Portfolio Manager and analyst with Hillcrest. Rick joined Hillcrest in October, 2013. Mr. Wilk was a Senior Portfolio Manager for Global Equities at BNP Paribas Investment Partners from 2010 to 2011 and a senior Portfolio Manager at PanAgora Asset Management from 1990 to 2008. He was an independent consultant in 2009 and 2012.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (''Hotchkis''), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2014, Hotchkis had approximately $32.0 billion in assets under management, including approximately $5.0 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis' investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the ''target portfolios.'' Investment ideas for each Fund are generated by Hotchkis' investment team.

73	Prospectus – Fund Management

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund are managed by Hotchkis' investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the American Beacon Balanced and American Beacon Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, Patricia McKenna, and Sheldon Lieberman participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 and Chief Executive Officer since 2001. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999 and has been a Portfolio Manager since 2003. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001 and has been a Portfolio Manager since 2004. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995 and has been a Principal since 2001. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994 and has been a Principal since 2001. Hotchkis' investment team has managed Hotchkis' portion of the Funds since 1987.

Hotchkis Portfolio Managers for the American Beacon Small Cap Value Fund

David Green and Jim Miles participate in the investment research review and decision-making process for the Fund. Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis' investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Hotchkis' investment team has managed Hotchkis' portion of the Fund since its inception in 1998.

LAZARD ASSET MANAGEMENT LLC (''Lazard''), 30 Rockefeller Plaza, 55th floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $178.4 billion as of December 31, 2014, including approximately $1.1 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

The following individuals comprise Lazard's International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard's portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard's portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard's portion of the Fund since November 2005.

Michael S. Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard's portion of the Fund since May 2003.

Kevin L. Matthews is a Portfolio Manager/Analyst on the International Equity, International Equity Select teams. Prior to joining the International Equity Select team in 2010, he was a Research Analyst from 2001 to 2010 with a background in financials, automotive, aerospace, and capital goods sectors. He joined Lazard in 2001.

LMCG INVESTMENTS, LLC (''LMCG'') formerly known as Lee Munder Capital Group, LLC, located at 200 Clarendon Street, Twenty-Eighth Floor, Boston, MA 02116, serves as the sub-advisor to the American Beacon Mid-Cap Value Fund. LMCG was founded in 2000. In 2009, the firm eas reorganized and became an affiliate of City National Corporation. As of December 31, 2014, LMCG had assets under management of approximately $7.2 billion under management. Donald E. Cleven, is the lead Portfolio Manager for LMCG's Mid Cap Value strategy. He joined LMCG in June 2002 and has been a Portfolio Manager for the Value Team since 2005. Prior to joining LMCG, Mr. Cleven served as an Investment Analyst for American Century Investments.

LOGAN CIRCLE PARTNERS, L.P. (''Logan''), 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of Fortress Investment Group LLC. As of September 30, 2014, Logan had more than $31.1 billion in assets under management. Logan serves as a sub-advisor to the American Beacon High Yield Bond Fund.

Timothy L. Rabe, CFA, has been a senior portfolio manager at Logan since 2007 and is responsible for the day-to-day management of Logan's high yield strategy and for managing Logan's portion of the Fund. Prior to joining Logan in 2007, Mr. Rabe was head of the high yield team at Delaware Investment Advisors from 2000 to 2007 and led the team responsible for investment strategies for all high yield fixed-income funds and strategies at the firm. From 1995 to 2000, Mr. Rabe was a High Yield Portfolio Manager for Conseco Capital Management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (''MFS''), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2014, net assets under management of the MFS organization were approximately $430 billion, including approximately $2 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund. Steven Gorham and Nevin Chitkara co-manage MFS' Large Cap Value Equity strategy. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (''MSIM Inc.''), 522 Fifth Avenue, New York, New York 10036, is a direct subsidiary of Morgan Stanley. As of December 31, 2014, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $404 billion. MSIM Inc. serves as a sub-advisor to the American Beacon Emerging Markets Fund.

The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila, Eric Carlson and Gaite Ali, each a Managing Director of MSIM Inc., Munib Madni and Samuel Rhee, each Managing Directors of MSIM Company and Ana Cristina Piedrahita, Executive Director of MSIM Limited.

MSIM Inc.'s Emerging Markets Equity team manages a portion of the American Beacon Emerging Markets Fund.

Prospectus – Fund Management	74

Mr. Sharma has been associated with MSIM Inc. in an investment management capacity since 1996 and has managed MSIM Inc.'s portion of the American Beacon Emerging Markets Fund since its inception in 2000. Mr. Psaila has been associated with MSIM Inc. in an investment management capacity since 1994 and has been a member of the team managing MSIM Inc.'s portion of the American Beacon Emerging Markets Fund since its inception in 2000. Mr. Carlson has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing MSIM Inc.'s portion of the American Beacon Emerging Markets Fund since August 2006. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and has been a member of the team managing MSIM Inc.'s portion of the American Beacon Emerging Markets Fund since May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and has been a member of the team managing MSIM Inc.'s portion of the American Beacon Emerging Markets Fund since May 2012. Ms. Piedrahita has been associated with MSIM Limited in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.'s portion of the American Beacon Emerging Markets Fund since August 2006. Ms. Ali has been associated with MSIM Inc. in an investment management capacity since 2007 and has been a member of the team managing MSIM Inc.'s portion of the American Beacon Emerging Markets Fund since May 2014.

Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

PENN CAPITAL MANAGEMENT COMPANY, INC. (''PENN''), The Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, PA 19112, provides investment management services with emphasis on U.S. high yield fixed income and U.S. micro-cap to mid-cap equity. PENN was founded in 1987 and is an independent, 100% employee owned company. As of December 31, 2014, PENN had assets of approximately $7.9 billion under management. PENN serves as a sub-advisor to the American Beacon High Yield Bond Fund.

PENN maintains a team approach to decision making, drawing on the expertise of nineteen (19) Portfolio Managers and Analysts. The Team is led by Richard A. Hocker, the firm's founder, Chief Investment Officer, and Chairman of PENN's Credit Committee. Mr. Hocker has managed institutional high yield corporate bond portfolios for over 30 years and has held his current position since founding the firm. Martin A. Smith, Partner, Senior Portfolio Manager, and member of PENN's Credit Committee, serves as the Lead Risk Manager for PENN's Opportunistic High Yield style. Mr. Smith began his career with PENN Capital Management in July 1999 and has served in his current position for the past five years. Prior to joining PENN, Mr. Smith served in a research role at both Merrill Lynch Asset Management and Cantone Research.

PZENA INVESTMENT MANAGEMENT, LLC (''Pzena''), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2014, Pzena had assets of approximately $28 billion under management, including approximately $209.3 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund. Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, Manoj Tandon and Eli Rabinowich. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Mr. Tandon joined Pzena in 2002 as a Sr. Research Analyst. He became a Principal of the firm in 2004 and a Portfolio Manager at the end of 2005. Mr. Tandon has managed Pzena's portion of the Fund since January 2006. Mr. Rabinowich joined Pzena in 2004 as a Research Analyst. He became a Principal of the firm in 2008 and a Portfolio Manager at the beginning of 2012. Mr. Rabinowich has managed Pzena's portion of the Fund since January 2012.

SIGNIA CAPITAL MANAGEMENT, LLC ("Signia"), 108 North Washington Street, Suite 305, Spokane, Washington 99201 is a boutique money management firm founded in 2001, specializing in value investing. Signia manages money for public and private pension funds nationwide and was founded by the investment professionals who serve as managing partners. As of December 31, 2014, Signia had more than $567 million in assets under management.

Portfolio managers utilize a team approach that integrates the collective insight of each portfolio manager with the objectives of creating a well-diversified portfolio that will generate excess returns over the long term. Richard Beaven, Portfolio Manager and Partner since April 2002, has over 15 years of experience in the investment management industry. Prior to joining Signia in 2002, Mr. Beaven was the Assistant Director of Research and a Portfolio Manager for ICM Asset Management from 1995 to 2002. Anthony Bennett, Portfolio Manager and Managing Partner since January 2001, has over 18 years of experience in the investment management industry. Prior to co-founding Signia Capital Management in 2001, he served as Research Director for Signia Ventures from April to December of 2000. He was an Equity Research Analyst for ICM Asset Management from 1997 to March of 2000. Daniel Cronen, Portfolio Manager and Partner since January 2001, has over 17 years of experience in the investment management industry. Prior to co-founding Signia in 2001, Mr. Cronen was most recently an Equity Research Analyst for ICM Asset Management where he worked from 1997 to 2000. Colin Kelly, Portfolio Manager, joined Signia in October 2009 as a Research Analyst and has 10 years of experience in the investment industry. Prior to joining Signia, Mr. Kelly was an Equity Research Analyst at Hart Capital Management from 2004 to 2009.

TEMPLETON INVESTMENT COUNSEL, LLC (''Templeton''), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Bissett, Darby, Balanced Equity Management and K2 investment teams. The San Mateo, CA-based company has over 65 years of investment experience and more than $880 billion in assets under management as of December 31, 2014. Of this amount, approximately $1.2 billion were assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the American Beacon International Equity Fund.

Antonio T. Docal is Executive Vice President of Templeton and Portfolio Manager for the Templeton Global Equity Group and has served in the position since 2003. Peter A. Nori is Executive Vice President of Templeton and Portfolio Manager for the Templeton Global Equity Group and has served in the position since 2002. Cindy L. Sweeting is President of Templeton and Director of Portfolio Management for the Templeton Global Equity Group. Ms. Sweeting has served in these positions since 2000.Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Edward R. Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for The Boston Company since May 2004. Prior to becoming a portfolio manager, Mr. Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors. Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (''The Boston Company'') , One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of December 31, 2014 were $48.5 billion, including approximately $103 million of

75	Prospectus – Fund Management

assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the American Beacon Small Cap Value and American Beacon Emerging Markets Funds.

The Boston Company Portfolio Managers for the American Beacon Small Cap Value Fund

Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Edward R. Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for The Boston Company since May 2004. Prior to becoming a portfolio manager, Mr.Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors. Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

The Boston Company Portfolio Managers for the American Beacon Emerging Markets Fund

D. Kirk Henry is the Senior Managing Director of Non US Value Equities for The Boston Company. He is the lead portfolio manager for the Non US Value and Emerging Markets Value strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the American Beacon Emerging Markets Fund since August 2000. Clifford A. Smith, Senior Managing Director, has been with The Boston Company since 1998. Prior to becoming a portfolio manager in March 2003, he served as a research analyst. Mr. Smith continues to conduct research on a variety of regions and sectors. Mr. Smith also serves as Director of Research for The Boston Company's non-US Value Investment Team. Warren Skillman joined The Boston Company in September 2005 as a Senior Research Analyst. He serves as Managing Director and portfolio manager for a portion of the Emerging Markets Fund since September 2006. As a member of the portfolio management team, Mr. Skillman provides research on Latin America, Asia, Europe, Middle East and Africa.

Valuation of Shares

The price of each Fund's shares is based on its NAV per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund's shares is determined based on a pro rata allocation of a Fund's investment income, expenses and total capital gains and losses. A Fund's NAV per share is determined as of the close of the New York Stock Exchange (''NYSE''), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV, fair value pricing may be used on the affected security or securities.

The American Beacon Emerging Markets Fund and American Beacon International Equity Fund (the "International Funds") often fair value securities as a result of significant events occurring after the close of the foreign markets in which these Funds invest. In addition, the American Beacon High Yield Bond Fund may invest in illiquid securities requiring these procedures.  Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''

Prospectus – Fund Management	76

About Your Investment

Choosing Your Share Class

Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

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Total expenses associated with owning shares of each class;

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Whether you qualify for any reduction or waiver of sales charges;

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Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Each Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500

Up to 5.75% for equity funds; up to 4.75% for fixed income funds; up to 2.50% for Retirement Income and Appreciation & Short-Term Bond Funds; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.

For Retirement Income and Appreciation & Short-Term Bond Funds only: 0.50% on redemptions within 18 months of purchasing $250,000 or more of A Class shares. For all other Funds: 0.50% on redemptions within 18 months of purchasing $1,000,000 or more of A Class shares

				Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Advisor	$2,500	None	None	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Retirement	$2,500	None	None	Up to 0.50% of average daily assets	Up to 0.25% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ''A Class Sales Charge Reductions and Waivers.''

Domestic and Foreign Equity Funds*

Amount of Sale/Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00% †	‡
†

No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

77	Prospectus – About Your Investment

*American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value, American Beacon Small Cap Value, American Beacon Small Cap Value II, American Beacon International Equity and American Beacon Emerging Markets Funds.

American Beacon Retirement Income and Appreciation Fund and American Beacon Short-Term Bond Fund

Amount of Sale/Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%	0.00% †	‡

American Beacon High Yield Bond Fund and American Beacon Intermediate Bond Fund

Amount of Sale/Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00% †	‡
†

No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

Foreside Fund Services, LLC (the ''Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the Domestic and Foreign Equity Funds, the American Beacon High Yield Bond Fund and the American Beacon Intermediate Bond Fund. In addition, there are no sales charges if you invest $250,000 or more in A Class shares of the American Beacon Retirement Income and Appreciation Fund or the American Beacon Short-Term Bond Fund.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ''immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Funds;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ''no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ''Rights of Accumulation Program,'' a ''Letter of Intent'' or through ''Concurrent Purchases'' you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds' website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

For the American Beacon Retirement Income and Appreciation Fund and American Beacon Short-Term Bond Fund only: Brokers who initiate and are responsible for purchases of $250,000 or more of A Class shares of a Fund may receive a dealer concession from the Fund's Distributor of 0.50% of the offering price of A Class shares of a Fund. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will only be paid on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under "A Class Sales Charge Reductions and Waivers" are not eligible for dealer concessions on purchases of $250,000 or more.

Prospectus – About Your Investment	78

For all other Funds: Brokers who initiate and are responsible for purchases of $1,000,000 or more of Class A shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ''A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in certain accounts (''Qualified Accounts''). The following Qualified Accounts held in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfer or gift to minor accounts (''UTMA/UGTMA'');

■

IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds' transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds investments (whichever is higher) of your existing A Class shares of any American Beacon Funds' mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds' transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in A Class shares of a Fund or any other American Beacon Funds mutual fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased A Class shares of any American Beacon mutual fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in A Class shares of American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (''CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the American Beacon Retirement Income and Appreciation Fund and the American Beacon Short-Term Bond Fund (and therefore pay no front-end sales charge) will be subject to a 0.50% CDSC if the shares are redeemed within 18 months after they are purchased. For all other Funds, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of A and C Class shares of the American Beacon Retirement Income and Appreciation Fund and the American Beacon Short-Term Bond Fund, as described above. The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts

79	Prospectus – About Your Investment

remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or capital gain distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½;

■

The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds' website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Investor Class, Advisor Class, Retirement Class and Institutional Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in a Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.

If you invest directly with a Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Funds will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper "breakpoint" discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A; Advisor; Investor; Retirement	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

To open an account directly with the Funds, a completed, signed application is required. You may obtain an account application from the Funds' website  www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Prospectus – About Your Investment	80

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ''starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon Emerging Markets Fund or American Beacon High Yield Bond Fund that you have owned for less than 90 days.  The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing.

If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

■

shares acquired through the reinvestment of dividends and distributions;

■

shares acquired through payroll contributions to a retirement or employee benefit plan;

■

shares redeemed through systematic redemption plans;

■

shares redeemed to return excess IRA contributions;

■

certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

■

redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;

81	Prospectus – About Your Investment

■

redemption and exchange transactions made within a ''Qualified Wrap Program'' as defined in the section titled ''Frequent Trading and Market Timing;'' or

■

shares acquired to commence operations of the Funds.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon fund under certain limited circumstances. Shares of any class of a Fund may be exchanged for shares of another class of the same fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled "Purchase Policies" and "Redemption Policies" for additional limitations that apply to purchase and redemptions. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same funds will not result in the realization of a capital gain or loss. However, an exchange of shares of one fund for shares of a different fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a fund or share class exchange.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/Account registration

• Your account number

• Type of Transaction requested

• Name(s) and fund number(s) of funds and class(es)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

• ABA# 0110-0002-8; AC-9905-342-3,

• Attn: American Beacon Funds

• the fund name and fund number, and

Prospectus – About Your Investment	82

• shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

	New Account	Existing Account
Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor, Retirement	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

• with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

• for an account whose address has changed within the last 30 days if proceeds are sent by check.

• for amounts greater than $100,000.

• The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate's own resources and constitute what is sometimes referred to as "revenue sharing.''

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature. Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$2,500
C	$1,000
Y	$25,000
Advisor	$2,500
Institutional	$75,000
Investor	$2,500
Retirement	$2,500

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (''SVP'') stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

83	Prospectus – About Your Investment

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ''inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the funds secure web application.

■

Access your account through the funds secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV is known as market timing.

The American Beacon International Equity, American Beacon Emerging Markets, and American Beacon High Yield Bond Funds are particularly at risk for market timing activity. Please see "Market Timing Risk" under the description of each of these Funds.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the American Beacon Emerging Markets and American Beacon High Yield Bond Funds that are sold within 90 days of purchase.

The redemption fee is described further in the ''Redemption Policies'' section. Shareholders may transact one ''round trip'' in a Fund in any rolling 90-day period. A ''round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions; shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have

Prospectus – About Your Investment	84

informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ''Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings in the form of dividends from net investment income ("dividends) and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "distributions").  The Funds do not have a fixed dividend rate and do not guarantee they will pay any distributions in any particular period. Distributions paid by the Funds with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Monthly distributions are paid on the first business day of the following month. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
International Equity	Annually	Annually
Emerging Markets	Annually	Annually
High Yield Bond	Monthly	Annually
Retirement Income and Appreciation	Monthly	Annually
Intermediate Bond	Monthly	Annually
Short-Term Bond	Monthly	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of a Fund.

■

Reinvest Only Dividends or Capital Gains Distributions. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different treatment applies to distributions of dividends and net capital gain (as defined in the table below).

■

Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Funds, any election to receive distributions in cash and payable by check will only apply to distributions totaling $10.00 or more. Any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account.

85	Prospectus – About Your Investment

If you select a cash distribution and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Funds. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.

Taxes

Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of a Fund's dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of excess of net short-term capital gain over net long-term capital loss	Ordinary income
Distributions of net gains from certain foreign currency transactions	Ordinary income
Distributions of excess of netlong-term capital gain over net short-term capital loss ("net capital gain")	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

To the extent distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (''individuals'') (20% for individuals with taxable income exceeding certain thresholds, which amounts are indexed for inflation annually).

A portion of the dividends a Fund pays to individuals may be ''qualified dividend income'' (''QDI'') and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions a Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rates mentioned above.

A Fund shareholder who wants to use an acceptable basis determination method other than the average basis method (the Fund's default method) with respect to Fund shares, must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See "Tax Information" in the SAI for a description of the rules regarding that election and a Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ''net investment income,'' which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual's ''modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund. Each year, each Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

Additional Information

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administration and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for its A Class, C Class, Investor Class, and Y Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to the A Class shares, up to 0.15% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.10% of the average daily net assets attributable to the Y Class shares of the Funds. Because these distribution and service plan fees are paid out of each Fund's A Class, C Class, Investor Class, and Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Prospectus – About Your Investment	86

Portfolio Holdings

A complete list of each Fund's holdings is made available on the Funds' website on a monthly basis. The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter. A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on ''Quick Links'' and then ''Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

87	Prospectus – Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request.

Balanced Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$16.31	$14.27	$12.89	$12.62	$11.83
Income from investment operations
Net investment income	0.38	0.3	0.32	0.32	0.35
Net gains from investments (both realized and unrealized)	1.35	2.35	1.38	0.29	1.1
Total income from investment operations	1.73	2.65	1.7	0.61	1.45
Less distributions
Dividends from net investment income	(0.42)	(0.3)	(0.32)	(0.34)	(0.66)
Dividends from net realized gains	(0.83)	(0.31)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(1.25)	(0.61)	(0.32)	(0.34)	(0.66)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$16.79	$16.31	$14.27	$12.89	$12.62
Total Return A	11.15%	19.04%	13.23%	4.87%	12.47%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$74,422	$60,916	$40,938	$30,962	$33,405
Ratios to average net assets:
Expenses before reimbursements	0.58%	0.60%	0.59%	0.58%	0.58%
Expenses net of reimbursements	0.58%	0.60%	0.59%	0.58%	0.58%
Net investment income, before reimbursements	2.24%	1.86%	2.27%	2.49%	2.67%
Net investment income, net of reimbursements	2.24%	1.86%	2.27%	2.49%	2.67%
Portfolio Turnover	34%	56%	58%	47%	40%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	88

Balanced Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	March 1 to Oct. 31, 2010
Net asset value, beginning of the period	$16.37	$14.32	$12.93	$12.78	$12.20
Income from investment operations
Net investment income	0.4	0.39	0.17	0.36	0.16
Net gains from investments (both realized and unrealized)	1.31	2.26	1.51	0.24	0.57
Total income from investment operations	1.71	2.65	1.68	0.6	0.73
Less distributions
Dividends from net investment income	(0.42)	(0.29)	(0.29)	(0.45)	(0.15)
Dividends from net realized gains	(0.83)	(0.31)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(1.25)	(0.6)	(0.29)	(0.45)	(0.15)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$16.83	$16.37	$14.32	$12.93	$12.78
Total Return A	10.98%	18.97%	13.04%	4.73%	5.99	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$36,114	$7,263	$2,482	$401	$46
Ratios to average net assets:
Expenses before reimbursements	0.67%	0.68%	0.69%	1.48%	0.68	% C
Expenses net of reimbursements	0.68%	0.70%	0.69%	0.70%	0.68	% C
Net investment income, before reimbursements	2.01%	1.71%	2.08%	1.55%	2.54	% C
Net investment income, net of reimbursements	2.01%	1.69%	2.08%	2.34%	2.54	% C
Portfolio Turnover	34%	56%	58%	47%	40	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

89	Prospectus – Additional Information

Balanced Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$14.98	$13.16	$11.93	$11.66	$10.96
Income from investment operations
Net investment income	0.42	0.26	0.23	0.25	0.25
Net gains from investments (both realized and unrealized)	1.11	2.13	1.3	0.28	1.04
Total income from investment operations	1.53	2.39	1.53	0.53	1.29
Less distributions
Dividends from net investment income	(0.37)	(0.26)	(0.3)	(0.26)	(0.59)
Dividends from net realized gains	(0.83)	(0.31)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(1.2)	(0.57)	(0.3)	(0.26)	(0.59)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$15.31	$14.98	$13.16	$11.93	$11.66
Total Return A	10.75%	18.65%	12.86%	4.52%	12.06%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$165,808	$109,337	$89,272	$83,657	$84,500
Ratios to average net assets:
Expenses before reimbursements	0.92%	0.92%	0.92%	0.92%	0.93%
Expenses net of reimbursements	0.92%	0.92%	0.92%	0.92%	0.93%
Net investment income, before reimbursements	1.84%	1.62%	1.95%	2.16%	2.34%
Net investment income, net of reimbursements	1.84%	1.62%	1.95%	2.16%	2.34%
Portfolio Turnover	34%	56%	58%	47%	40%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	90

Balanced Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$15.65	$13.73	$12.36	$12.11	$11.35
Income from investment operations
Net investment income	0.18	(0.12)	0.42	0.41	0.32
Net gains from investments (both realized and unrealized)	1.39	2.6	1.14	0.11	1.01
Total income from investment operations	1.57	2.48	1.56	0.52	1.33
Less distributions
Dividends from net investment income	(0.35)	(0.25)	(0.19)	(0.27)	(0.57)
Dividends from net realized gains	(0.83)	(0.31)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(1.18)	(0.56)	(0.19)	(0.27)	(0.57)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$16.04	$15.65	$13.73	$12.36	$12.11
Total Return A	10.58%	18.52%	12.62%	4.33%	11.96%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$14,706	$6,353	$2,507	$3,536	$6,127
Ratios to average net assets:
Expenses before reimbursements	1.07%	1.07%	1.09%	1.09%	1.09%
Expenses net of reimbursements	1.07%	1.07%	1.09%	1.09%	1.09%
Net investment income, before reimbursements	1.75%	1.32%	1.82%	2.01%	2.18%
Net investment income, net of reimbursements	1.75%	1.32%	1.82%	2.01%	2.18%
Portfolio Turnover	34%	56%	58%	47%	40%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

91	Prospectus – Additional Information

Balanced Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	May 17 to October 31, 2010
Net asset value, beginning of the period	$14.97	$13.16	$12.06	$11.94	$11.50
Income from investment operations
Net investment income	0.33	0.22	0.33	0.38	0.02
Net gains from investments (both realized and unrealized)	1.18	2.14	1.17	0.14	0.43
Total income from investment operations	1.51	2.36	1.5	0.52	0.45
Less distributions
Dividends from net investment income	(0.36)	(0.24)	(0.4)	(0.4)	(0.01)
Dividends from net realized gains	(0.83)	(0.31)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(1.19)	(0.55)	(0.4)	(0.4)	(0.01)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$15.29	$14.97	$13.16	$12.06	$11.94
Total Return A	10.67%	18.45%	12.65%	4.37%	3.90	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$25,579	$6,284	$3,127	$588	$47
Ratios to average net assets:
Expenses before reimbursements	1.02%	1.10%	1.13%	1.59%	1.08	% C
Expenses net of reimbursements	1.04%	1.10%	1.09%	1.10%	1.08	% C
Net investment income, before reimbursements	1.68%	1.31%	1.62%	1.47%	1.51	% C
Net investment income, net of reimbursements	1.67%	1.30%	1.66%	1.95%	1.51	% C
Portfolio Turnover	34%	56%	58%	47%	40	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	92

Balanced Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	September 1 to October 31, 2010
Net asset value, beginning of the period	$15.13	$13.33	$12.13	$11.92	$11.32
Income from investment operations
Net investment income	0.21	0.17	0.15	0.2	0.01
Net gains from investments (both realized and unrealized)	1.2	2.11	1.29	0.22	0.59
Total income from investment operations	1.41	2.28	1.44	0.42	0.6
Less distributions
Dividends from net investment income	(0.24)	(0.17)	(0.24)	(0.21)	–
Dividends from net realized gains	(0.83)	(0.31)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(1.07)	(0.48)	(0.24)	(0.21)	–
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$15.47	$15.13	$13.33	$12.13	$11.92
Total Return A	9.80%	17.50%	11.86%	3.56%	5.33	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$32,045	$11,574	$3,579	$922	$1
Ratios to average net assets:
Expenses before reimbursements	1.78%	1.84%	1.85%	2.34%	2.14	% C
Expenses net of reimbursements	1.79%	1.85%	1.83%	1.82%	1.86	% C
Net investment income, before reimbursements	0.94%	0.51%	0.88%	0.66%	0.20	% C
Net investment income, net of reimbursements	0.93%	0.50%	0.90%	1.18%	0.48	% C
Portfolio Turnover	34%	56%	58%	47%	40	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from September 1, 2010 through October 31, 2014.

93	Prospectus – Additional Information

Large Cap Value Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	2010
Net asset value, beginning of the period	$27.59	$21.58	$18.99	$18.56	$16.32
Income from investment operations
Net investment income	0.73	0.5	0.45	0.39	0.32
Net gains from investments (both realized and unrealized)	3.33	6	2.6	0.3	2.22
Total income from investment operations	4.06	6.5	3.05	0.69	2.54
Less distributions
Dividends from net investment income	(0.44)	(0.49)	(0.46)	(0.26)	(0.3)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.44)	(0.49)	(0.46)	(0.26)	(0.3)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$31.21	$27.59	$21.58	$18.99	$18.56
Total Return B	14.89%	30.70%	16.48%	3.69%	15.68%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$5,816,013	$5,428,755	$3,914,173	$3,380,918	$3,366,011
Ratios to average net assets:
Expenses before reimbursements	0.58%	0.58%	0.59%	0.58%	0.59%
Expenses net of reimbursements	0.58%	0.58%	0.59%	0.58%	0.59%
Net investment income, before reimbursements	2.35%	1.99%	2.23%	1.96%	1.73%
Net investment income, net of reimbursements	2.35%	1.99%	2.23%	1.96%	1.73%
Portfolio Turnover	29%	34%	30%	90%	28%

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund's assets previously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	94

Large Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	2010
Net asset value, beginning of the period	$27.46	$21.47	$18.92	$18.49	$16.32
Income from investment operations
Net investment income	0.64	0.4	0.53	0.37	0.29
Net gains from investments (both realized and unrealized)	3.37	6.05	2.5	0.3	2.22
Total income from investment operations	4.01	6.45	3.03	0.67	2.51
Less distributions
Dividends from net investment income	(0.43)	(0.46)	(0.48)	(0.24)	(0.34)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.43)	(0.46)	(0.48)	(0.24)	(0.34)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$31.04	$27.46	$21.47	$18.92	$18.49
Total ReturnB	14.78%	30.59%	16.43%	3.58%	15.50%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$434,881	$327,939	$88,509	$134,968	$2,123
Ratios to average net assets:
Expenses before reimbursements	0.67%	0.66%	0.69%	0.69%	0.70%
Expenses net of reimbursements	0.67%	0.66%	0.69%	0.69%	0.70%
Net investment income, before reimbursements	2.24%	1.78%	2.12%	1.88%	1.51%
Net investment income, net of reimbursements	2.24%	1.78%	2.12%	1.88%	1.51%
Portfolio Turnover	29%	34%	30%	90%	28%

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund's assets previously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

95	Prospectus – Additional Information

Large Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	2010
Net asset value, beginning of the period	$26.11	$20.43	$17.99	$17.61	$15.51
Income from investment operations
Net investment income	0.57	0.39	0.36	0.3	0.23
Net gains from investments (both realized and unrealized)	3.18	5.69	2.47	0.29	2.12
Total income from investment operations	3.75	6.08	2.83	0.59	2.35
Less distributions
Dividends from net investment income	(0.35)	(0.4)	(0.39)	(0.21)	(0.25)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.35)	(0.4)	(0.39)	(0.21)	(0.25)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$29.51	$26.11	$20.43	$17.99	$17.61
Total Return B	14.50%	30.26%	16.05%	3.30%	15.27%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$4,158,361	$3,899,011	$3,635,333	$3,761,691	$4,140,584
Ratios to average net assets:
Expenses before reimbursements	0.93%	0.93%	0.96%	0.95%	0.96%
Expenses net of reimbursements	0.93%	0.93%	0.96%	0.95%	0.96%
Net investment income, before reimbursements	2.01%	1.67%	1.89%	1.59%	1.36%
Net investment income, net of reimbursements	2.01%	1.67%	1.89%	1.59%	1.36%
Portfolio Turnover	29%	34%	30%	90%	28%

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund's assets previously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	96

Large Cap Value Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	2010
Net asset value, beginning of the period	$25.89	$20.25	$17.83	$17.47	$15.39
Income from investment operations
Net investment income	0.47	0.35	0.31	0.27	0.21
Net gains from investments (both realized and unrealized)	3.2	5.65	2.48	0.28	2.1
Total income from investment operations	3.67	6	2.79	0.55	2.31
Less distributions
Dividends from net investment income	(0.32)	(0.36)	(0.37)	(0.19)	(0.23)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.32)	(0.36)	(0.37)	(0.19)	(0.23)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$29.24	$25.89	$20.25	$17.83	$17.47
Total Return B	14.31%	30.05%	15.96%	3.11%	15.14%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$149,423	$128,528	$103,629	$129,739	$128,080
Ratios to average net assets:
Expenses before reimbursements	1.07%	1.07%	1.08%	1.08%	1.10%
Expenses net of reimbursements	1.07%	1.07%	1.08%	1.08%	1.10%
Net investment income, before reimbursements	1.83%	1.52%	1.78%	1.46%	1.23%
Net investment income, net of reimbursements	1.83%	1.52%	1.78%	1.46%	1.23%
Portfolio Turnover	29%	34%	30%	90%	28%

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund's assets previously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

97	Prospectus – Additional Information

Large Cap Value Fund
	Retirement Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	2010
Net asset value, beginning of the period	$25.48	$20.07	$17.74	$17.32	$15.36
Income from investment operations
Net investment income	0.57	0.35	0.28	0.2	0.18
Net gains from investments (both realized and unrealized)	2.98	5.5	2.42	0.3	2.07
Total income from investment operations	3.55	5.85	2.7	0.5	2.25
Less distributions
Dividends from net investment income	(0.29)	(0.44)	(0.37)	(0.08)	(0.29)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.29)	(0.44)	(0.37)	(0.08)	(0.29)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$28.74	$25.48	$20.07	$17.74	$17.32
Total Return B	14.04%	29.68%	15.57%	2.86%	14.78%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$12,668	$4,132	$2,230	$1,019	$2
Ratios to average net assets:
Expenses before reimbursements	1.32%	1.33%	1.42%	1.39%	1.37%
Expenses net of reimbursements	1.32%	1.33%	1.42%	1.39%	1.37%
Net investment income, before reimbursements	1.58%	1.18%	1.19%	1.06%	0.95%
Net investment income, net of reimbursements	1.58%	1.18%	1.19%	1.06%	0.95%
Portfolio Turnover	29%	34%	30%	90%	28%

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund's assets previously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	98

Large Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	May 17 to Oct. 31, 2010
Net asset value, beginning of the period	$26.03	$20.41	$18.01	$17.61	$16.93
Income from investment operations
Net investment income	0.54	0.38	0.36	0.24	0.03
Net gains from investments (both realized and unrealized)	3.16	5.65	2.44	0.31	0.65
Total income from investment operations	3.7	6.03	2.8	0.55	0.68
Less distributions
Dividends from net investment income	(0.35)	(0.41)	(0.4)	(0.15)	–
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.35)	(0.41)	(0.4)	(0.15)	–
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$29.38	$26.03	$20.41	$18.01	$17.61
Total Return B	14.37%	30.03%	15.91%	3.12%	4.02	% C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$22,782	$11,905	$6,222	$3,942	$814
Ratios to average net assets:
Expenses before reimbursements	1.04%	1.08%	1.12%	1.16%	1.06	% D
Expenses net of reimbursements	1.04%	1.08%	1.12%	1.16%	1.06	% D
Net investment income, before reimbursements	1.83%	1.44%	1.66%	1.37%	1.09	% D
Net investment income, net of reimbursements	1.83%	1.44%	1.66%	1.37%	1.09	% D
Portfolio Turnover	29%	34%	30%	90%	28	% E

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund's assets previously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

99	Prospectus – Additional Information

Large Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	Sept. 1 to Oct. 31, 2010
Net asset value, beginning of the period	$25.81	$20.29	$17.95	$17.58	$16.17
Income from investment operations
Net investment income	0.35	0.23	0.22	0.1	(0.01)
Net gains from investments (both realized and unrealized)	3.11	5.58	2.42	0.32	1.42
Total income from investment operations	3.46	5.81	2.64	0.42	1.41
Less distributions
Dividends from net investment income	(0.24)	(0.29)	(0.3)	(0.05)	–
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.24)	(0.29)	(0.3)	(0.05)	–
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$29.03	$25.81	$20.29	$17.95	$17.58
Total Return B	13.48%	29.00%	14.97%	2.36%	8.72	% C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$9,964	$5,200	$2,468	$1,329	$38
Ratios to average net assets:
Expenses before reimbursements	1.79%	1.84%	1.88%	2.54%	2.14	%D
Expenses net of reimbursements	1.81%	1.92%	1.87%	1.84%	1.87	%D
Net investment income, before reimbursements	1.09%	0.68%	0.89%	(0.01%)	(0.76	%)D
Net investment income, net of reimbursements	1.07%	0.60%	0.89%	0.68%	(0.50	%)D
Portfolio Turnover	29%	34%	30%	90%	28	%E

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund's assets previously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	100

Mid-Cap Value Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	2010
Net asset value, beginning of the period	$14.33	$10.95	$9.73	$9.27	$7.57
Income from investment operations
Net investment income	0.12	0.13	0.14	0.09	0.08
Net gains from investments (both realized and unrealized)	1.27	3.93	1.21	0.48	1.67
Total income from investment operations	1.39	4.06	1.35	0.57	1.75
Less distributions
Dividends from net investment income	(0.11)	(0.2)	(0.13)	(0.11)	(0.05)
Dividends from net realized gains	(0.85)	(0.48)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.96)	(0.68)	(0.13)	(0.11)	(0.05)
Redemption fees added to beneficial interests B	–	–	–	–	–
Net asset value, end of period	$14.76	$14.33	$10.95	$9.73	$9.27
Total Return C	10.2%	39.18%	14.07%	6.08%	23.19%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$193,635	$72,207	$34,208	$33,441	$2,778
Ratios to average net assets:
Expenses before reimbursements	0.89%	0.99%	1.06%	1.10%	1.06%
Expenses net of reimbursements	0.93%	0.98%	0.98%	0.97%	0.98%
Net investment income, before reimbursements	0.92%	1.05%	1.17%	0.91%	0.90%
Net investment income, net of reimbursements	0.88%	1.06%	1.25%	1.04%	0.99%
Portfolio Turnover	24%	48%	87%	107%	40%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

101	Prospectus – Additional Information

Mid-Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	March 1 to Oct. 31, 2010
Net asset value, beginning of the period	$14.25	$10.92	$9.72	$9.27	$8.48
Income from investment operations
Net investment income	0.18	0.17	0.13	0.08	0.06
Net gains from investments (both realized and unrealized)	1.19	3.86	1.21	0.48	0.73
Total income from investment operations	1.37	4.03	1.34	0.56	0.79
Less distributions
Dividends from net investment income	(0.11)	(0.22)	(0.14)	(0.11)	–
Dividends from net realized gains	(0.85)	(0.48)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.96)	(0.7)	(0.14)	(0.11)	–
Redemption fees added to beneficial interests B	–	–	–	–	–
Net asset value, end of period	$14.66	$14.25	$10.92	$9.72	$9.27
Total Return C	10.15%	38.99%	13.97%	5.98%	9.32	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$31,075	$2,814	$516	$52	$1
Ratios to average net assets:
Expenses before reimbursements	0.98%	1.11%	1.28%	11.62%	1.05	% E
Expenses net of reimbursements	0.98%	1.08%	1.06%	1.06%	1.01	% E
Net investment income, before reimbursements	0.80%	0.79%	0.82%	(9.44%)	0.93	% E
Net investment income, net of reimbursements	0.80%	0.82%	1.03%	1.12%	0.97	% E
Portfolio Turnover	24%	48%	87%	107%	40	% F

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	102

Mid-Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A		2010
Net asset value, beginning of the period	$14.47	$10.98	$9.71	$9.20		$7.54
Income from investment operations
Net investment income	0.16	0.23	0.34	(0.03	) D	0.06
Net gains from investments (both realized and unrealized)	1.21	3.83	1	0.63		1.65
Total income from investment operations	1.37	4.06	1.34	0.6		1.71
Less distributions
Dividends from net investment income	(0.1)	(0.09)	(0.07)	(0.09)		(0.05)
Dividends from net realized gains	(0.85)	(0.48)	–	–		–
Return of capital	–	–	–	–		–
Total distributions	(0.95)	(0.57)	(0.07)	(0.09)		(0.05)
Redemption fees added to beneficial interests B	–	–	–	–		–
Net asset value, end of period	$14.89	$14.47	$10.98	$9.71		$9.20
Total Return C	9.99%	38.69%	13.84%	6.49%		22.77%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$246,405	$17,871	$4,157	$1,812		$35,223
Ratios to average net assets:
Expenses before reimbursements	1.13%	1.25%	1.44%	1.32%		1.27%
Expenses net of reimbursements	1.14%	1.23%	1.23%	1.23%		1.23%
Net investment income, before reimbursements	0.61%	0.68%	0.75%	1.33%		0.70%
Net investment income, net of reimbursements	0.60%	0.70%	0.96%	1.42%		0.75%
Portfolio Turnover	24%	48%	87%	107%		40%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on average shares outstanding.

103	Prospectus – Additional Information

Mid-Cap Value Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	2010
Net asset value, beginning of the period	$14.07	$10.81	$9.56	$9.12	$7.49
Income from investment operations
Net investment income	0.11	0.11	0.05	0.07	0.07
Net gains from investments (both realized and unrealized)	1.17	3.83	1.23	0.45	1.61
Total income from investment operations	1.28	3.94	1.28	0.52	1.68
Less distributions
Dividends from net investment income	(0.04)	(0.2)	(0.03)	(0.08)	(0.05)
Dividends from net realized gains	(0.85)	(0.48)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.89)	(0.68)	(0.03)	(0.08)	(0.05)
Redemption fees added to beneficial interests B	–	–	–	–	–
Net asset value, end of period	$14.46	$14.07	$10.81	$9.56	$9.12
Total Return C	9.58%	38.43%	13.44%	5.65%	22.53%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$7,149	$728	$465	$37	$78
Ratios to average net assets:
Expenses before reimbursements	1.40%	1.61%	1.99%	1.98%	1.55%
Expenses net of reimbursements	1.46%	1.49%	1.48%	1.49%	1.44%
Net investment income, before reimbursements	0.35%	0.46%	0.10%	0.21%	0.36%
Net investment income, net of reimbursements	0.30%	0.58%	0.61%	0.69%	0.47%
Portfolio Turnover	24%	48%	87%	107%	40%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	104

Mid-Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	2010
Net asset value, beginning of the period	$14.09	$10.82	$9.61	$9.18	$9.00
Income from investment operations
Net investment income	0.13	0.14	0.09	0.11	0.01
Net gains from investments (both realized and unrealized)	1.16	3.8	1.2	0.4	0.17
Total income from investment operations	1.29	3.94	1.29	0.51	0.18
Less distributions
Dividends from net investment income	(0.1)	(0.19)	(0.08)	(0.08)	–
Dividends from net realized gains	(0.85)	(0.48)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.95)	(0.67)	(0.08)	(0.08)	–
Redemption fees added to beneficial interests B	–	–	–	–	–
Net asset value, end of period	$14.43	$14.09	$10.82	$9.61	$9.18
Total Return C	9.68%	38.39%	13.56%	5.49%	2.00	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$18,345	$1,667	$264	$101	$18
Ratios to average net assets:
Expenses before reimbursements	1.33%	1.48%	1.61%	3.44%	1.51	% E
Expenses net of reimbursements	1.33%	1.49%	1.49%	1.48%	1.48	% E
Net investment income, before reimbursements	0.42%	0.44%	0.56%	(1.36%)	0.44	% E
Net investment income, net of reimbursements	0.42%	0.43%	0.68%	0.60%	0.47	% E
Portfolio Turnover	24%	48%	87%	107%	40	% F

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

105	Prospectus – Additional Information

Mid-Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011 A	Sept. 1 to Oct. 31, 2010
Net asset value, beginning of the period	$13.81	$10.70	$9.56	$9.18	$8.30
Income from investment operations
Net investment income	0.08	0.11	0.06	0.05	(0.01)
Net gains from investments (both realized and unrealized)	1.09	3.67	1.15	0.38	0.89
Total income from investment operations	1.17	3.78	1.21	0.43	0.88
Less distributions
Dividends from net investment income	(0.05)	(0.19)	(0.07)	(0.05)	–
Dividends from net realized gains	(0.85)	(0.48)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.9)	(0.67)	(0.07)	(0.05)	–
Redemption fees added to beneficial interests B	–	–	–	–	–
Net asset value, end of period	$14.08	$13.81	$10.70	$9.56	$9.18
Total Return C	8.88%	37.32%	12.75%	4.64%	10.6	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$5,104	$905	$254	$22	$1
Ratios to average net assets:
Expenses before reimbursements	2.12%	2.25%	2.46%	19.14%	3.20	%E
Expenses net of reimbursements	2.13%	2.24%	2.22%	2.24%	2.24	%E
Net investment income, before reimbursements	(0.33%)	(0.27%)	(0.40%)	(16.96%)	(1.32	%)E
Net investment income, net of reimbursements	(0.34%)	(0.26%)	(0.15%)	(0.06%)	(0.36	%)E
Portfolio Turnover	24%	48%	87%	107%	40	%F

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	106

Small Cap Value Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014 C	2013	2012	2011 A	2010
Net asset value, beginning of the period	$28.04	$21.04	$18.75	$17.84	$14.39
Income from investment operations
Net investment income	0.17	0.25	0.17	0.08	0.08
Net gains from investments (both realized and unrealized)	2.18	7.6	2.2	0.92	3.46
Total income from investment operations	2.35	7.85	2.37	1	3.54
Less distributions
Dividends from net investment income	(0.14)	(0.27)	(0.08)	(0.09)	(0.09)
Dividends from net realized gains	(2.45)	(0.58)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(2.59)	(0.85)	(0.08)	(0.09)	(0.09)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$27.80	$28.04	$21.04	$18.75	$17.84
Total Return B	8.78%	38.59%	12.71%	5.57%	24.71%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$4,002,884	$3,430,107	$2,189,761	$1,843,285	$1,470,084
Ratios to average net assets:
Expenses before reimbursements	0.80%	0.82%	0.82%	0.82%	0.81%
Expenses net of reimbursements	0.80%	0.82%	0.82%	0.82%	0.81%
Net investment income, before reimbursements	0.67%	1.01%	0.87%	0.47%	0.52%
Net investment income, net of reimbursements	0.67%	1.01%	0.87%	0.47%	0.52%
Portfolio Turnover	73%	48%	51%	59%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund.  On March 17, 2014 Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund.  On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

107	Prospectus – Additional Information

Small Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014 C	2013	2012	2011 A	2010
Net asset value, beginning of the period	$27.81	$20.89	$18.66	$17.76	$14.37
Income from investment operations
Net investment income	0.18	0.22	0.15	0.06	0.14
Net gains from investments (both realized and unrealized)	2.12	7.55	2.19	0.92	3.36
Total income from investment operations	2.3	7.77	2.34	0.98	3.5
Less distributions
Dividends from net investment income	(0.14)	(0.27)	(0.11)	(0.08)	(0.11)
Dividends from net realized gains	(2.45)	(0.58)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(2.59)	(0.85)	(0.11)	(0.08)	(0.11)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$27.52	$27.81	$20.89	$18.66	$17.76
Total Return B	8.67%	38.45%	12.58%	5.49%	24.44%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$190,416	$122,850	$38,982	$29,234	$931
Ratios to average net assets:
Expenses before reimbursements	0.89%	0.91%	0.91%	0.94%	0.91%
Expenses net of reimbursements	0.89%	0.91%	0.91%	0.94%	0.91%
Net investment income, before reimbursements	0.58%	0.74%	0.77%	0.30%	0.39%
Net investment income, net of reimbursements	0.58%	0.74%	0.77%	0.30%	0.39%
Portfolio Turnover	73%	48%	51%	59%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund.  On March 17, 2014 Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund.  On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

Prospectus – Additional Information	108

Small Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014 C	2013	2012	2011 A	2010
Net asset value, beginning of the period	$27.27	$20.47	$18.23	$17.40	$14.05
Income from investment operations
Net investment income	0.1	0.18	0.11	0.02	0.03
Net gains from investments (both realized and unrealized)	2.09	7.38	2.13	0.88	3.37
Total income from investment operations	2.19	7.56	2.24	0.9	3.4
Less distributions
Dividends from net investment income	(0.05)	(0.18)	–	(0.07)	(0.05)
Dividends from net realized gains	(2.45)	(0.58)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(2.5)	(0.76)	–	(0.07)	(0.05)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$26.96	$27.27	$20.47	$18.23	$17.40
Total Return B	8.4%	38.11%	12.31%	5.20%	24.21%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$851,732	$934,041	$748,550	$843,400	$911,737
Ratios to average net assets:
Expenses before reimbursements	1.16%	1.18%	1.18%	1.17%	1.18%
Expenses net of reimbursements	1.16%	1.18%	1.18%	1.17%	1.18%
Net investment income, before reimbursements	0.33%	0.73%	0.51%	0.12%	0.17%
Net investment income, net of reimbursements	0.33%	0.73%	0.51%	0.12%	0.17%
Portfolio Turnover	73%	48%	51%	59%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund.  On March 17, 2014 Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund.  On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

109	Prospectus – Additional Information

Small Cap Value Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014 C	2013	2012	2011 A	2010
Net asset value, beginning of the period	$27.06	$20.35	$18.15	$17.33	$13.97
Income from investment operations
Net investment income	0.06	0.14	0.06	(0.01)	0.01
Net gains from investments (both realized and unrealized)	2.07	7.34	2.14	0.89	3.35
Total income from investment operations	2.13	7.48	2.2	0.88	3.36
Less distributions
Dividends from net investment income	(0.05)	(0.19)	–	(0.06)	–
Dividends from net realized gains	(2.45)	(0.58)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(2.5)	(0.77)	–	(0.06)	–
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$26.69	$27.06	$20.35	$18.15	$17.33
Total ReturnB	8.22%	37.93%	12.12%	5.07%	24.05%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$102,682	$88,033	$44,731	$33,032	$32,295
Ratios to average net assets:
Expenses before reimbursements	1.29%	1.31%	1.32%	1.32%	1.32%
Expenses net of reimbursements	1.29%	1.31%	1.32%	1.32%	1.32%
Net investment income, before reimbursements	0.18%	0.46%	0.35%	(0.02%)	0.03%
Net investment income, net of reimbursements	0.18%	0.46%	0.35%	(0.02%)	0.03%
Portfolio Turnover	73%	48%	51%	59%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund.  On March 17, 2014 Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund.  On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

Prospectus – Additional Information	110

Small Cap Value Fund
	Retirement Class
For a share outstanding throughout the period:	Year Ended October 31, 2014 C	2013	2012	2011 A	2010
Net asset value, beginning of the period	$26.63	$20.05	$18.01	$17.23	$13.95
Income from investment operations
Net investment income	(0.01)	0.09	0.06	0.02	0.04
Net gains from investments (both realized and unrealized)	2.03	7.21	2.05	0.81	3.28
Total income from investment operations	2.02	7.3	2.11	0.83	3.32
Less distributions
Dividends from net investment income	(0.01)	(0.14)	(0.07)	(0.05)	(0.04)
Dividends from net realized gains	(2.45)	(0.58)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(2.46)	(0.72)	(0.07)	(0.05)	(0.04)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$26.19	$26.63	$20.05	$18.01	$17.23
Total Return B	7.95%	37.52%	11.77%	4.79%	23.82%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$11,974	$10,446	$6,366	$1,817	$360
Ratios to average net assets:
Expenses before reimbursements	1.57%	1.60%	1.63%	1.62%	1.54%
Expenses net of reimbursements	1.57%	1.60%	1.63%	1.62%	1.54%
Net investment income, before reimbursements	(0.09%)	0.29%	0.02%	(0.35%)	(0.20%)
Net investment income, net of reimbursements	(0.09%)	0.29%	0.02%	(0.35%)	(0.20%)
Portfolio Turnover	73%	48%	51%	59%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund.  On March 17, 2014 Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund.  On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

111	Prospectus – Additional Information

Small Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014 F	2013	2012	2011 A	May 17 to Oct. 31, 2010
Net asset value, beginning of the period	$27.03	$20.35	$18.19	$17.39	$17.33
Income from investment operations
Net investment income	0.11	0.16	0.08	0.03	–
Net gains from investments (both realized and unrealized)	2.03	7.3	2.12	0.83	0.06
Total income from investment operations	2.14	7.46	2.2	0.86	0.06
Less distributions
Dividends from net investment income	(0.09)	(0.2)	(0.04)	(0.06)	–
Dividends from net realized gains	(2.45)	(0.58)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(2.54)	(0.78)	(0.04)	(0.06)	–
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$26.63	$27.03	$20.35	$18.19	$17.39
Total Return B	8.3%	37.83%	12.11%	4.92%	0.35	% C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$29,570	$13,418	$4,064	$1,822	$18
Ratios to average net assets:
Expenses before reimbursements	1.27%	1.35%	1.44%	1.57%	1.28	% D
Expenses net of reimbursements	1.27%	1.32%	1.34%	1.57%	1.28	% D
Net investment income, before reimbursements	0.19%	0.30%	0.21%	(0.32%)	0.01	% D
Net investment income, net of reimbursements	0.20%	0.34%	0.32%	(0.32%)	0.01	% D
Portfolio Turnover	73%	48%	51%	59%	59	% E

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F

On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund.  On March 17, 2014 Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund.  On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

Prospectus – Additional Information	112

Small Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014 F	2013	2012	2011 A	Sept. 1 to Oct. 31, 2010
Net asset value, beginning of the period	$26.60	$20.07	$18.04	$17.37	$15.62
Income from investment operations
Net investment income	(0.07)	0.03	(0.03)	(0.04)	(0.01)
Net gains from investments (both realized and unrealized)	1.97	7.17	2.06	0.74	1.76
Total income from investment operations	1.9	7.2	2.03	0.7	1.75
Less distributions
Dividends from net investment income	0	(0.09)	–	(0.03)	–
Dividends from net realized gains	(2.45)	(0.58)	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(2.45)	(0.67)	–	(0.03)	–
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$26.05	$26.60	$20.07	$18.04	$17.37
Total Return B	7.46%	36.88%	11.25%	4.06%	11.20	% C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$9,676	$6,396	$2,330	$1,106	$6
Ratios to average net assets:
Expenses before reimbursements	2.03%	2.09%	2.21%	2.60%	2.69	% D
Expenses net of reimbursements	2.03%	2.07%	2.10%	2.60%	2.10	% D
Net investment income, before reimbursements	(0.56%)	(0.41%)	(0.54%)	(1.36%)	(1.86	%) D
Net investment income, net of reimbursements	(0.56%)	(0.39%)	(0.43%)	(1.36%)	(1.28	%) D
Portfolio Turnover	73%	48%	51%	59%	59	% E

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund.  On March 17, 2014 Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund.  On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

113	Prospectus – Additional Information

Small Cap Value II Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	Nov. 15 to Oct. 31, 2012 A
Net asset value, beginning of the period	$14.08	$10.70	$10.00
Income from investment operations
Net investment income	0.02	0.04	0.04
Net gains from investments (both realized and unrealized)	1.15	3.54	0.67
Total income from investment operations	1.17	3.58	0.71
Less distributions
Dividends from net investment income	–	(0.05)	(0.01)
Dividends from net realized gains	(0.76)	(0.15)	–
Return of capital	–	–	–
Total distributions	(0.76)	(0.2)	(0.01)
Redemption fees added to beneficial interests	–	–	–
Net asset value, end of period	$14.49	$14.08	$10.70
Total Return B	8.54%	33.93%	7.10	% C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$3,274	$2,268	$1,693
Ratios to average net assets:
Expenses before reimbursements	2.00%	2.82%	4.44	% D
Expenses net of reimbursements	1.09%	1.09%	1.06	% D
Net investment income, before reimbursements	(0.78%)	(1.38%)	(3.03	%) D
Net investment income, net of reimbursements	0.13%	0.35%	0.35	% D
Portfolio Turnover	107%	71%	82	% C,E

A	November 15, 2011 is the inception date of the Small Cap Value II Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 15, 2011 through October 31, 2012.

Prospectus – Additional Information	114

Small Cap Value II Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	Nov. 15 to Oct. 31, 2012 A
Net asset value, beginning of the period	$14.00	$10.67	$10.00
Income from investment operations
Net investment incomeA	(0.01)	0.01	0.01
Net gains from investments (both realized and unrealized)	1.13	3.52	0.67
Total income from investment operations	1.12	3.53	0.68
Less distributions
Dividends from net investment income	–	(0.05)	(0.01)
Dividends from net realized gains	(0.76)	(0.15)	–
Return of capital	–	–	–
Total distributions	(0.76)	(0.2)	(0.01)
Redemption fees added to beneficial interests	–	–	–
Net asset value, end of period	$14.36	$14.00	$10.67
Total Return B	8.22%	33.55%	6.82	% C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$2,536	$2,364	$1,640
Ratios to average net assets:
Expenses before reimbursements	2.28%	3.11%	4.80	% D
Expenses net of reimbursements	1.37%	1.37%	1.33	% D
Net investment income, before reimbursements	(1.01%)	(1.68%)	(3.39	%) D
Net investment income, net of reimbursements	(0.10%)	0.06%	0.08	% D
Portfolio Turnover	107%	71%	82	% C, E

A	November 15, 2011 is the inception date of the Small Cap Value II Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 15, 2011 through October 31, 2012.
International Equity Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012 A	2011	2010
Net asset value, beginning of the period	$20.07	$16.05	$15.27	$16.67	$15.51
Income from investment operations
Net investment income	0.54	0.36	0.41	0.46	0.35
Net gains from investments (both realized and unrealized)	(0.77)	4.07	0.92	(1.41)	1.3
Total income from investment operations	(0.23)	4.43	1.33	(0.95)	1.65
Less distributions
Dividends from net investment income	(0.33)	(0.41)	(0.55)	(0.45)	(0.49)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.33)	(0.41)	(0.55)	(0.45)	(0.49)
Redemption fees added to beneficial interests C	–	–	–	–	–
Net asset value, end of period	$19.51	$20.07	$16.05	$15.27	$16.67
Total Return B	(1.18)%	28.14%	9.25%	(5.89)%	10.81%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$956,960	$870,729	$608,256	$512,093	$527,718
Ratios to average net assets:
Expenses before reimbursements	0.72%	0.72%	0.72%	0.70%	0.71%
Expenses net of reimbursements	0.70%	0.71%	0.72%	0.70%	0.71%
Net investment income, before reimbursements	2.74%	2.16%	2.85%	2.90%	2.21%

115	Prospectus – Additional Information

Net investment income, net of reimbursements	2.76%	2.17%	2.85%	2.90%	2.21%
Portfolio Turnover	23%	27%	60%	33%	38%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

Prospectus – Additional Information	116

International Equity Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012 A	2011	2010
Net asset value, beginning of the period	$20.81	$16.65	$15.82	$17.17	$15.52
Income from investment operations
Net investment income	0.5	0.62	0.41	0.49	0.04
Net gains from investments (both realized and unrealized)	(0.77)	3.97	0.95	(1.5)	1.61
Total income from investment operations	(0.27)	4.59	1.36	(1.01)	1.65
Less distributions
Dividends from net investment income	(0.33)	(0.43)	(0.53)	(0.34)	–
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.33)	(0.43)	(0.53)	(0.34)	–
Redemption fees added to beneficial interests C	–	–	–	–	–
Net asset value, end of period	$20.21	$20.81	$16.65	$15.82	$17.17
Total Return B	(1.31)%	28.04%	9.15%	(6.00)%	10.63%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$530,837	$441,946	$1,512	$720	$245
Ratios to average net assets:
Expenses before reimbursements	0.82%	0.85%	0.80%	0.81%	0.81%
Expenses net of reimbursements	0.82%	0.85%	0.80%	0.81%	0.81%
Net investment income, before reimbursements	2.62%	2.55%	2.74%	3.00%	1.44%
Net investment income, net of reimbursements	2.62%	2.55%	2.74%	3.00%	1.44%
Portfolio Turnover	23%	27%	60%	33%	38%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

117	Prospectus – Additional Information

International Equity Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012 A	2011	2010
Net asset value, beginning of the period	$19.86	$15.88	$15.11	$16.42	$15.30
Income from investment operations
Net investment income	0.46	0.25	0.38	0.44	0.29
Net gains from investments (both realized and unrealized)	(0.76)	4.09	0.87	(1.44)	1.27
Total income from investment operations	(0.3)	4.34	1.25	(1)	1.56
Less distributions
Dividends from net investment income	(0.24)	(0.36)	(0.48)	(0.31)	(0.44)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.24)	(0.36)	(0.48)	(0.31)	(0.44)
Redemption fees added to beneficial interests C	–	–	–	–	–
Net asset value, end of period	$19.32	$19.86	$15.88	$15.11	$16.42
Total Return B	(1.54)%	27.81%	8.77%	(6.21)%	10.36%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$348,542	$337,424	$453,142	$386,560	$463,704
Ratios to average net assets:
Expenses before reimbursements	1.05%	1.04%	1.09%	1.07%	1.07%
Expenses net of reimbursements	1.05%	1.04%	1.09%	1.07%	1.07%
Net investment income, before reimbursements	2.36%	1.67%	2.50%	2.55%	1.83%
Net investment income, net of reimbursements	2.36%	1.67%	2.50%	2.55%	1.83%
Portfolio Turnover	23%	27%	60%	33%	38%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on September 27, 2004.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

Prospectus – Additional Information	118

International Equity Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012 A	2011	2010
Net asset value, beginning of the period	$20.36	$16.36	$15.52	$16.74	$15.20
Income from investment operations
Net investment incomeA	0.44	(0.41)	0.09	0.07	0.89
Net gains from investments (both realized and unrealized)	(0.77)	4.83	1.18	(1.12)	0.65
Total income from investment operations	(0.33)	4.42	1.27	(1.05)	1.54
Less distributions
Dividends from net investment income	(0.27)	(0.42)	(0.43)	(0.17)	–
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.27)	(0.42)	(0.43)	(0.17)	–
Redemption fees added to beneficial interests C	–	–	–	–	–
Net asset value, end of period	$19.76	$20.36	$16.36	$15.52	$16.74
Total Return B	(1.64)%	27.51%	8.59%	(6.35)%	10.13%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$7,677	$5,232	$1,397	$1,015	$746
Ratios to average net assets:
Expenses before reimbursements	1.19%	1.20%	1.31%	1.24%	1.26%
Expenses net of reimbursements	1.19%	1.20%	1.31%	1.24%	1.26%
Net investment income, before reimbursements	2.21%	1.39%	2.18%	2.52%	1.64%
Net investment income, net of reimbursements	2.21%	1.39%	2.18%	2.52%	1.64%
Portfolio Turnover	23%	27%	60%	33%	38%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on September 27, 2004.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

119	Prospectus – Additional Information

International Equity Fund
	Retirement Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012 A	2011	2010
Net asset value, beginning of the period	$21.31	$16.75	$15.44	$16.71	$15.20
Income from investment operations
Net investment income	0.3	0.19	(0.45)	0.39	0.22
Net gains from investments (both realized and unrealized)	(0.71)	4.37	1.76	(1.44)	1.29
Total income from investment operations	(0.41)	4.56	1.31	(1.05)	1.51
Less distributions
Dividends from net investment income	(0.2)	–	–	(0.22)	–
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.2)	–	–	(0.22)	–
Redemption fees added to beneficial interests C	–	–	–	–	–
Net asset value, end of period	$20.70	$21.31	$16.75	$15.44	$16.71
Total Return B	(1.93)%	27.22%	8.48%	(6.37)%	9.93%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,212	$755	$52	$1	$1
Ratios to average net assets:
Expenses before reimbursements	1.46%	1.46%	6.40%	3.43%	1.66%
Expenses net of reimbursements	1.47%	1.47%	1.24%	1.30%	1.47%
Net investment income, before reimbursements	1.97%	1.78%	(3.06%)	0.17%	1.25%
Net investment income, net of reimbursements	1.95%	1.78%	2.10%	2.30%	1.44%
Portfolio Turnover	23%	27%	60%	33%	38%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

Prospectus – Additional Information	120

International Equity Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012 A	2011	May 17 to Oct. 31, 2010
Net asset value, beginning of the period	$19.92	$16.02	$15.33	$16.40	$14.14
Income from investment operations
Net investment income	0.46	0.43	0.48	0.12	0.03
Net gains from investments (both realized and unrealized)	(0.78)	3.89	0.76	(1.14)	2.23
Total income from investment operations	(0.32)	4.32	1.24	(1.02)	2.26
Less distributions
Dividends from net investment income	(0.28)	(0.42)	(0.55)	(0.05)	–
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.28)	(0.42)	(0.55)	(0.05)	–
Redemption fees added to beneficial interests F	–	–	–	–	–
Net asset value, end of period	$19.32	$19.92	$16.02	$15.33	$16.40
Total Return B	(1.65)%	27.51%	8.62%	(6.26)%	15.98	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$8,540	$4,113	$1,255	$461	$4
Ratios to average net assets:
Expenses before reimbursements	1.15%	1.21%	1.29%	2.24%	1.26	% D
Expenses net of reimbursements	1.15%	1.25%	1.26%	1.22%	1.25	% D
Net investment income, before reimbursements	2.31%	1.73%	2.03%	1.03%	0.96	% D
Net investment income, net of reimbursements	2.31%	1.69%	2.07%	2.05%	0.98	% D
Portfolio Turnover	23%	27%	60%	33%	38	% E

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	Amount represents less than $0.01 per share.

121	Prospectus – Additional Information

International Equity Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012 A	2011	Sept. 1 to Oct. 31, 2010
Net asset value, beginning of the period	$19.47	$15.70	$15.21	$16.39	$14.82
Income from investment operations
Net investment income	0.3	0.52	0.4	0.07	(0.01)
Net gains from investments (both realized and unrealized)	(0.75)	3.59	0.71	(1.25)	1.58
Total income from investment operations	(0.45)	4.11	1.11	(1.18)	1.57
Less distributions
Dividends from net investment income	(0.19)	(0.34)	(0.62)	–	–
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.19)	(0.34)	(0.62)	–	–
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$18.83	$19.47	$15.70	$15.21	$16.39
Total Return B	(2.36)%	26.56%	7.89%	(7.20)%	10.59	% C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$3,029	$1,220	$115	$76	$1
Ratios to average net assets:
Expenses before reimbursements	1.90%	1.95%	2.12%	7.39%	2.60	% D
Expenses net of reimbursements	1.90%	1.99%	1.98%	1.95%	1.99	% D
Net investment income, before reimbursements	1.53%	1.13%	1.56%	(4.32%)	(0.81	%) D
Net investment income, net of reimbursements	1.53%	1.09%	1.70%	1.11%	(0.20	%) D
Portfolio Turnover	23%	27%	60%	33%	38	% E

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on September 27, 2004.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	122

Emerging Markets Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		2010
Net asset value, beginning of the period	$12.15		$11.33		$12.67		$14.55		$11.95
Income from investment operations
Net investment income	0.13		0.09		0.12		0.16		0.13
Net gains from investments (both realized and unrealized)	0.23		0.86		0.11		(1.91)		2.63
Total income from investment operations	0.36		0.95		0.23		(1.75)		2.76
Less distributions
Dividends from net investment income	(0.13)		(0.13)		(0.16)		(0.13)		(0.16)
Dividends from net realized gains	–		–		(1.41)		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.13)		(0.13)		(1.57)		(0.13)		(0.16)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$12.38		$12.15		$11.33		$12.67		$14.55
Total Return C	3.13%		8.39%		3.05%		(12.18)%		23.36%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$10,597		$9,962		$8,256		$8,523		$9,023
Ratios to average net assets:
Expenses before reimbursements	1.34%		1.64%		1.50%		1.55%		1.58%
Expenses net of reimbursements	1.34%		1.35%		1.33%		1.24%		1.39%
Net investment income, before reimbursements	1.05%		0.58%		0.87%		0.99%		0.58%
Net investment income, net of reimbursements	1.05%		0.87%		1.04%		1.30%		0.77%
Portfolio Turnover	51%		55%		44%		101%		64%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

123	Prospectus – Additional Information

Emerging Markets Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		March 1 to Oct. 31, 2010
Net asset value, beginning of the period	$12.22		$11.41		$12.75		$14.53		$12.29
Income from investment operations
Net investment income	0.06		0.11		0.06		0.13		0.04
Net gains from investments (both realized and unrealized)	0.28		0.83		0.16		(1.91)		2.2
Total income from investment operations	0.34		0.94		0.22		(1.78)		2.24
Less distributions
Dividends from net investment income	(0.12)		(0.13)		(0.15)		–		–
Dividends from net realized gains	–		–		(1.41)		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.12)		(0.13)		(1.56)		–		–
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$12.44		$12.22		$11.41		$12.75		$14.53
Total Return C	2.94%		8.22%		2.91%		(12.25)%		18.23	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,848		$1,962		$1,837		$5,296		$13
Ratios to average net assets:
Expenses before reimbursements	1.45%		1.75%		1.72%		1.68%		1.82	% E
Expenses net of reimbursements	1.45%		1.45%		1.44%		1.33%		1.42	% E
Net investment income, before reimbursements	0.76%		0.56%		(0.05%)		0.99%		0.40	% E
Net investment income, net of reimbursements	0.76%		0.86%		0.23%		1.35%		0.79	% E
Portfolio Turnover	51%		55%		44%		101%		64	% F

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	124

Emerging Markets Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		2010
Net asset value, beginning of the period	$11.93		$11.13		$12.44		$14.29		$11.77
Income from investment operations
Net investment income	0.08		0.04		0.08		0.13		0.04
Net gains from investments (both realized and unrealized)	0.23		0.84		0.12		(1.93)		2.63
Total income from investment operations	0.31		0.88		0.2		(1.8)		2.67
Less distributions
Dividends from net investment income	(0.08)		(0.08)		(0.1)		(0.05)		(0.15)
Dividends from net realized gains	–		–		(1.41)		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.08)		(0.08)		(1.51)		(0.05)		(0.15)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$12.16		$11.93		$11.13		$12.44		$14.29
Total Return C	2.70%		7.89%		2.72%		(12.65)%		22.85%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$8,321		$6,675		$8,427		$9,030		$12,478
Ratios to average net assets:
Expenses before reimbursements	1.79%		1.95%		1.84%		1.84%		1.86%
Expenses net of reimbursements	1.79%		1.79%		1.75%		1.70%		1.77%
Net investment income, before reimbursements	0.61%		0.26%		0.56%		0.77%		0.29%
Net investment income, net of reimbursements	0.61%		0.42%		0.65%		0.91%		0.37%
Portfolio Turnover	51%		55%		44%		101%		64%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

125	Prospectus – Additional Information

Emerging Markets Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		May 17 to Oct. 31, 2010
Net asset value, beginning of the period	$11.91		$11.11		$12.47		$14.27		$12.10
Income from investment operations
Net investment income	0.07		0.06		0.1		0.06		0.02
Net gains from investments (both realized and unrealized)	0.24		0.82		0.09		(1.85)		2.15
Total income from investment operations	0.31		0.88		0.19		(1.79)		2.17
Less distributions
Dividends from net investment income	(0.06)		(0.08)		(0.14)		(0.01)		–
Dividends from net realized gains	–		–		(1.41)		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.06)		(0.08)		(1.55)		(0.01)		–
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$12.16		$11.91		$11.11		$12.47		$14.27
Total Return C	2.65%		7.94%		2.64%		(12.58)%		17.93	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,035		$491		$685		$433		$2
Ratios to average net assets:
Expenses before reimbursements	1.73%		2.19%		2.01%		2.97%		2.26	% D
Expenses net of reimbursements	1.73%		1.79%		1.78%		1.46%		1.78	% D
Net investment income, before reimbursements	0.54%		0.11%		0.46%		(0.10%)		(0.10	%) D
Net investment income, net of reimbursements	0.54%		0.52%		0.69%		1.41%		0.39	% D
Portfolio Turnover	51%		55%		44%		101%		64	% F

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	126

Emerging Markets Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		Sept. 1 to Oct. 31, 2010
Net asset value, beginning of the period	$11.83		$11.05		$12.38		$14.26		$12.89
Income from investment operations
Net investment income	0		(0.05)		0.03		0.09		(0.02)
Net gains from investments (both realized and unrealized)	0.24		0.83		0.07		(1.97)		1.39
Total income from investment operations	0.24		0.78		0.1		(1.88)		1.37
Less distributions
Dividends from net investment income	(0.03)		–		(0.02)		–		–
Dividends from net realized gains	–		–		(1.41)		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.03)		–		(1.43)		–		–
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$12.04		$11.83		$11.05		$12.38		$14.26
Total Return C	2.00%		7.06%		1.83%		(13.18)%		10.63	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$213		$62		$5		$8		$1
Ratios to average net assets:
Expenses before reimbursements	2.47%		3.26%		3.74%		26.96%		4.49	% E
Expenses net of reimbursements	2.47%		2.54%		2.52%		2.41%		2.54	% E
Net investment income, before reimbursements	0.00%		(0.55%)		(1.19%)		(23.86%)		(2.91	%) E
Net investment income, net of reimbursements	0.00%		0.18%		0.03%		0.69%		(0.96	%) E
Portfolio Turnover	51%		55%		44%		101%		64	% F

A	Brandes Investment Partners, LP was terminated as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

127	Prospectus – Additional Information

High Yield Bond Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		2010
Net asset value, beginning of the period	$9.31		$9.10		$8.68		$9.05		$8.42
Income from investment operations
Net investment income	0.55		0.58		0.67		0.71		0.75
Net gains from investments (both realized and unrealized)	(0.15)		0.21		0.42		(0.37)		0.63
Total income from investment operations	0.4		0.79		1.09		0.34		1.38
Less distributions
Dividends from net investment income	(0.57)		(0.58)		(0.67)		(0.71)		(0.75)
Dividends from net realized gains	(0.03)		–		–		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.6)		(0.58)		(0.67)		(0.71)		(0.75)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$9.11		$9.31		$9.10		$8.68		$9.05
Total Return C	4.30%		8.94%		13.12%		3.79%		17.17%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$82,846		$62,836		$42,026		$41,093		$41,459
Ratios to average net assets:
Expenses before reimbursements	0.87%		0.91%		0.93%		0.88%		0.79%
Expenses net of reimbursements	0.85%		0.89%		0.93%		0.88%		0.79%
Net investment income, before reimbursements	5.75%		6.25%		7.61%		7.90%		8.69%
Net investment income, net of reimbursements	5.77%		6.26%		7.62%		7.90%		8.69%
Portfolio Turnover	74%		82%		100%		149%		176%

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	128

High Yield Bond Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		March 1 to Oct. 31, 2010
Net asset value, beginning of the period	$9.32		$9.12		$8.69		$9.06		$8.63
Income from investment operations
Net investment income	0.51		0.58		0.64		0.68		0.50
Net gains from investments (both realized and unrealized)	(0.13)		0.2		0.43		(0.37)		0.43
Total income from investment operations	0.38		0.78		1.07		0.31		0.93
Less distributions
Dividends from net investment income	(0.55)		(0.58)		(0.64)		(0.68)		(0.50)
Dividends from net realized gains	(0.03)		–		–		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.58)		(0.58)		(0.64)		(0.68)		(0.50)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$9.12		$9.32		$9.12		$8.69		$9.06
Total Return C	4.16%		8.74%		12.74%		3.36%		11.17	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,157		$2,005		$437		$11		$1
Ratios to average net assets:
Expenses before reimbursements	0.93%		1.02%		1.13%		27.02%		0.82	% E
Expenses net of reimbursements	0.95%		0.98%		1.01%		1.61%		0.82	% E
Net investment income, before reimbursements	5.70%		6.06%		7.08%		(18.29%)		8.53	% E
Net investment income, net of reimbursements	5.67%		6.10%		7.20%		7.11%		8.53	% E
Portfolio Turnover	74%		82%		100%		149%		176	% F

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

129	Prospectus – Additional Information

High Yield Bond Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		2010
Net asset value, beginning of the period	$9.31		$9.10		$8.68		$9.06		$8.42
Income from investment operations
Net investment income	0.52		0.56		0.65		0.69		0.73
Net gains from investments (both realized and unrealized)	(0.15)		0.21		0.42		(0.38)		0.64
Total income from investment operations	0.37		0.77		1.07		0.31		1.37
Less distributions
Dividends from net investment income	(0.54)		(0.56)		(0.65)		(0.69)		(0.73)
Dividends from net realized gains	(0.03)		–		–		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.57)		(0.56)		(0.65)		(0.69)		(0.73)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$9.11		$9.31		$9.10		$8.68		$9.06
Total Return C	4.03%		8.73%		12.86%		3.41%		17.00%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$6,674		$7,609		$8,930		$7,560		$54,142
Ratios to average net assets:
Expenses before reimbursements	1.10%		1.13%		1.16%		1.09%		1.04%
Expenses net of reimbursements	1.09%		1.09%		1.16%		1.09%		1.04%
Net investment income, before reimbursements	5.56%		6.08%		7.37%		7.75%		8.48%
Net investment income, net of reimbursements	5.57%		6.12%		7.37%		7.75%		8.48%
Portfolio Turnover	74%		82%		100%		149%		176%

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	130

High Yield Bond Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		May 17 to Oct. 31, 2010
Net asset value, beginning of the period	$9.32		$9.11		$8.69		$9.08		$8.67
Income from investment operations
Net investment income	0.53		0.56		0.66		0.69		0.32
Net gains from investments (both realized and unrealized)	(0.16)		0.21		0.42		(0.39)		0.41
Total income from investment operations	0.37		0.77		1.08		0.3		0.73
Less distributions
Dividends from net investment income	(0.54)		(0.56)		(0.66)		(0.69)		(0.32)
Dividends from net realized gains	(0.03)		–		–		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.57)		(0.56)		(0.66)		(0.69)		(0.32)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$9.12		$9.32		$9.11		$8.69		$9.08
Total Return C	4.04%		8.72%		12.88%		3.31%		8.66	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,506		$972		$678		$117		$40
Ratios to average net assets:
Expenses before reimbursements	1.30%		1.38%		1.46%		3.93%		1.30	% E
Expenses net of reimbursements	1.08%		1.12%		1.11%		1.11%		1.12	% E
Net investment income, before reimbursements	5.32%		5.78%		6.97%		4.74%		6.93	% E
Net investment income, net of reimbursements	5.54%		6.04%		7.32%		7.56%		7.11	% E
Portfolio Turnover	74%		82%		100%		149%		176	% F

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

131	Prospectus – Additional Information

High Yield Bond Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014		2013		2012		2011 A		Sept. 1 to Oct. 31, 2010
Net asset value, beginning of the period	$9.30		$9.09		$8.67		$9.05		$8.68
Income from investment operations
Net investment income	0.45		0.49		0.59		0.63		0.09
Net gains from investments (both realized and unrealized)	(0.15)		0.21		0.42		(0.39)		0.37
Total income from investment operations	0.3		0.7		1.01		0.24		0.46
Less distributions
Dividends from net investment income	(0.46)		(0.49)		(0.59)		(0.62)		(0.09)
Dividends from net realized gains	(0.03)		–		–		–		–
Return of capital	–		–		–		–		–
Total distributions	(0.49)		(0.49)		(0.59)		(0.62)		(0.09)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$9.11		$9.30		$9.09		$8.67		$9.05
Total Return C	3.28%		7.90%		12.06%		2.67%		5.31	% D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,756		$1,858		$2,262		$403		$37
Ratios to average net assets:
Expenses before reimbursements	2.06%		2.12%		2.16%		3.15%		2.29	% E
Expenses net of reimbursements	1.84%		1.87%		1.86%		1.85%		1.87	% E
Net investment income, before reimbursements	4.59%		5.11%		6.29%		5.53%		4.97	% E
Net investment income, net of reimbursements	4.81%		5.36%		6.60%		6.82%		5.40	% E
Portfolio Turnover	74%		82%		100%		149%		176	% F

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	132

Retirement Income and Appreciation Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	March 1 to Oct. 31, 2010
Net asset value, beginning of the period	$11.19	$11.14	$10.83	$10.80	$10.31
Income from investment operations
Net investment income	0.26	0.06	0.28	0.26	0.2
Net gains from investments (both realized and unrealized)	0.3	0.32	0.37	0.05	0.49
Total income from investment operations	0.56	0.38	0.65	0.31	0.69
Less distributions
Dividends from net investment income	(0.33)	(0.26)	(0.28)	(0.28)	(0.2)
Dividends from net realized gains	(0.37)	(0.07)	(0.06)	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.7)	(0.33)	(0.34)	(0.28)	(0.2)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$11.05	$11.19	$11.14	$10.83	$10.80
Total Return A	5.19%	3.43%	6.10%	2.96%	6.78	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$733	$608	$2,287	$539	$367
Ratios to average net assets:
Expenses before reimbursements	0.90%	0.83%	0.87%	1.80%	0.80	% C
Expenses net of reimbursements	0.80%	0.80%	0.81%	0.84%	0.80	% C
Net investment income, before reimbursements	1.71%	1.95%	2.20%	1.45%	2.74	% C
Net investment income, net of reimbursements	1.81%	1.99%	2.26%	2.41%	2.74	% C
Portfolio Turnover	50%	53%	42%	54%	51	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

133	Prospectus – Additional Information

Retirement Income and Appreciation Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$11.19	$11.14	$10.84	$10.81	$10.25
Income from investment operations
Net investment income	0.02	0.1	0.24	0.27	0.36
Net gains from investments (both realized and unrealized)	0.5	0.25	0.37	0.02	0.51
Total income from investment operations	0.52	0.35	0.61	0.29	0.87
Less distributions
Dividends from net investment income	(0.28)	(0.23)	(0.25)	(0.26)	(0.31)
Dividends from net realized gains	(0.37)	(0.07)	(0.06)	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.65)	(0.3)	(0.31)	(0.26)	(0.31)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$11.06	$11.19	$11.14	$10.84	$10.81
Total Return A	4.86%	3.14%	5.75%	2.71%	8.60%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$99,748	$130,013	$163,713	$147,415	$126,022
Ratios to average net assets:
Expenses before reimbursements	1.15%	1.11%	1.12%	1.10%	1.08%
Expenses net of reimbursements	1.15%	1.11%	1.12%	1.10%	1.08%
Net investment income, before reimbursements	1.42%	1.61%	1.98%	2.15%	2.79%
Net investment income, net of reimbursements	1.42%	1.60%	1.98%	2.15%	2.79%
Portfolio Turnover	50%	53%	42%	54%	51%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	134

Retirement Income and Appreciation Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	May 17 to Oct. 31, 2010
Net asset value, beginning of the period	$11.23	$11.17	$10.85	$10.81	$10.37
Income from investment operations
Net investment income	0.03	0.12	0.22	0.23	0.13
Net gains from investments (both realized and unrealized)	0.49	0.23	0.39	0.05	0.44
Total income from investment operations	0.52	0.35	0.61	0.28	0.57
Less distributions
Dividends from net investment income	(0.28)	(0.22)	(0.23)	(0.24)	(0.13)
Dividends from net realized gains	(0.37)	(0.07)	(0.06)	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.65)	(0.29)	(0.29)	(0.24)	(0.13)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$11.10	$11.23	$11.17	$10.85	$10.81
Total Return A	4.83%	3.18%	5.78%	2.61%	5.52	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$447	$851	$1,253	$770	$166
Ratios to average net assets:
Expenses before reimbursements	1.27%	1.23%	1.28%	2.00%	1.20	% C
Expenses net of reimbursements	1.13%	1.14%	1.14%	1.15%	1.14	% C
Net investment income, before reimbursements	1.30%	1.48%	1.82%	1.21%	2.03	% C
Net investment income, net of reimbursements	1.44%	1.57%	1.95%	2.06%	2.10	% C
Portfolio Turnover	50%	53%	42%	54%	51	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from May 17, 2010 through October 31, 2010.

135	Prospectus – Additional Information

Retirement Income and Appreciation Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$11.24	$11.17	$10.85	$10.82	$10.61
Income from investment operations
Net investment income	0.07	0.08	0.13	0.15	0.03
Net gains from investments (both realized and unrealized)	0.36	0.18	0.39	0.04	0.2
Total income from investment operations	0.43	0.26	0.52	19	0.23
Less distributions
Dividends from net investment income	(0.18)	(0.12)	(0.14)	(0.16)	(0.02)
Dividends from net realized gains	(0.37)	(0.07)	(0.06)	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.55)	(0.19)	(0.2)	(0.16)	(0.02)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$11.12	$11.24	$11.17	$10.85	$10.82
Total Return A	4.01%	2.28%	4.87%	1.75%	2.19	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,897	$1,918	$1,977	$1,587	$1,035
Ratios to average net assets:
Expenses before reimbursements	2.01%	1.99%	2.04%	1.99%	2.33	% C
Expenses net of reimbursements	1.94%	1.96%	1.97%	1.94%	1.96	% C
Net investment income, before reimbursements	0.58%	0.71%	1.06%	1.25%	1.40	% C
Net investment income, net of reimbursements	0.65%	0.75%	1.13%	1.30%	1.77	% C
Portfolio Turnover	50%	53%	42%	54%	51	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	136

Intermediate Bond Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$10.73	$11.26	$10.99	$11.10	$10.69
Income from investment operations
Net investment income	0.28	0.24	0.27	0.33	0.39
Net gains from investments (both realized and unrealized)	0.1	(0.36)	0.34	0.1	0.4
Total income from investment operations	0.38	(0.12)	0.61	0.43	0.79
Less distributions
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.35)	(0.38)
Dividends from net realized gains	(0.01)	(0.13)	(0.05)	(0.19)	–
Return of capital	–	–	–	–	–
Total distributions	(0.33)	(0.41)	(0.34)	(0.54)	(0.38)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$10.78	$10.73	$11.26	$10.99	$11.10
Total Return A	3.66%	(1.04)%	5.59%	4.11%	7.56%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$413,618	$339,416	$388,491	$275,234	$290,734
Ratios to average net assets:
Expenses before reimbursements	0.32%	0.33%	0.33%	0.35%	0.33%
Expenses net of reimbursements	0.32%	0.33%	0.33%	0.35%	0.33%
Net investment income, before reimbursements	2.30%	2.30%	2.25%	3.12%	3.39%
Net investment income, net of reimbursements	2.30%	2.30%	2.25%	3.12%	3.39%
Portfolio Turnover	41%	50%	144%	75%	96%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

137	Prospectus – Additional Information

Intermediate Bond Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	March 1 to Oct. 31, 2010
Net asset value, beginning of the period	$10.77	$11.31	$11.03	$11.10	$10.69
Income from investment operations
Net investment income	0.32	(0.04)	0.26	0.27	0.23
Net gains from investments (both realized and unrealized)	0.02	(0.12)	0.32	0.17	0.41
Total income from investment operations	0.34	(0.16)	0.58	0.44	0.64
Less distributions
Dividends from net investment income	(0.28)	(0.25)	(0.25)	(0.32)	(0.23)
Dividends from net realized gains	(0.01)	(0.13)	(0.05)	(0.19)	–
Return of capital	–	–	–	–	–
Total distributions	(0.29)	(0.38)	(0.3)	(0.51)	(0.23)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$10.82	$10.77	$11.31	$11.03	$11.10
Total Return A	3.26%	(1.42)%	5.34%	4.19%	6.03	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$241	$183	$113	$60	$382
Ratios to average net assets:
Expenses before reimbursements	0.70%	0.67%	0.99%	0.73%	0.67	% C
Expenses net of reimbursements	0.65%	0.65%	0.64%	0.65%	0.64	% C
Net investment income, before reimbursements	1.93%	1.91%	1.65%	2.74%	2.58	% C
Net investment income, net of reimbursements	1.98%	1.93%	2.00%	2.82%	2.60	% C
Portfolio Turnover	41%	50%	144%	75%	96	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	138

Intermediate Bond Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$10.71	$11.25	$10.97	$11.08	$10.68
Income from investment operations
Net investment income	0.14	(0.04)	0.22	0.29	0.33
Net gains from investments (both realized and unrealized)	0.18	(0.14)	0.35	0.1	0.41
Total income from investment operations	0.32	(0.18)	0.57	0.39	0.74
Less distributions
Dividends from net investment income	(0.26)	(0.23)	(0.24)	(0.31)	(0.34)
Dividends from net realized gains	(0.01)	(0.13)	(0.05)	(0.19)	–
Return of capital	–	–	–	–	–
Total distributions	(0.27)	(0.36)	(0.29)	(0.5)	(0.34)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$10.76	$10.71	$11.25	$10.97	$11.08
Total Return A	3.12%	(1.58)%	5.20%	3.65%	7.01%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,504	$1,749	$11,011	$3,729	$3,829
Ratios to average net assets:
Expenses before reimbursements	0.90%	0.87%	0.84%	0.86%	0.83%
Expenses net of reimbursements	0.79%	0.79%	0.79%	0.79%	0.76%
Net investment income, before reimbursements	1.72%	1.74%	1.80%	2.59%	2.88%
Net investment income, net of reimbursements	1.83%	1.82%	1.86%	2.66%	2.95%
Portfolio Turnover	41%	50%	144%	75%	96%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

139	Prospectus – Additional Information

Intermediate Bond Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	May 17 to Oct. 31, 2010
Net asset value, beginning of the period	$10.71	$11.24	$10.96	$11.07	$10.74
Income from investment operations
Net investment income	0.18	0.14	0.18	0.28	0.13
Net gains from investments (both realized and unrealized)	0.12	(0.33)	0.36	0.09	0.33
Total income from investment operations	0.3	(0.19)	0.54	0.37	0.46
Less distributions
Dividends from net investment income	(0.24)	(0.21)	(0.21)	(0.29)	(0.13)
Dividends from net realized gains	(0.01)	(0.13)	(0.05)	(0.19)	–
Return of capital	–	–	–	–	–
Total distributions	(0.25)	(0.34)	(0.26)	(0.48)	(0.13)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$10.76	$10.71	$11.24	$10.96	$11.07
Total Return A	2.92%	(1.69)%	4.99%	3.45%	4.31	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$426	$420	$734	$584	$46
Ratios to average net assets:
Expenses before reimbursements	1.06%	1.11%	1.12%	1.13%	1.05	% C
Expenses net of reimbursements	0.96%	0.99%	0.99%	0.99%	0.95	% C
Net investment income, before reimbursements	1.56%	1.52%	1.48%	2.31%	2.15	% C
Net investment income, net of reimbursements	1.67%	1.64%	1.61%	2.46%	2.25	% C
Portfolio Turnover	41%	50%	144%	75%	96	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	140

Intermediate Bond Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	Sept. 1 to Oct. 31, 2010
Net asset value, beginning of the period	$10.71	$11.25	$10.97	$11.08	$11.05
Income from investment operations
Net investment income	(0.25)	0.07	0.13	0.19	0.03
Net gains from investments (both realized and unrealized)	0.48	(0.35)	0.33	0.1	0.03
Total income from investment operations	0.23	(0.28)	0.46	0.29	0.06
Less distributions
Dividends from net investment income	(0.15)	(0.13)	(0.13)	(0.21)	(0.03)
Dividends from net realized gains	(0.01)	(0.13)	(0.05)	(0.19)	–
Return of capital	–	–	–	–	–
Total distributions	(0.16)	(0.26)	(0.18)	(0.4)	(0.03)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$10.78	$10.71	$11.25	$10.97	$11.08
Total Return A	2.24%	(2.51)%	4.21%	2.70%	0.56	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$189	$734	$1,372	$286	$325
Ratios to average net assets:
Expenses before reimbursements	1.83%	1.94%	1.87%	1.86%	2.09	% C
Expenses net of reimbursements	1.73%	1.74%	1.73%	1.72%	1.74	% C
Net investment income, before reimbursements	0.83%	0.69%	0.75%	1.61%	0.88	% C
Net investment income, net of reimbursements	0.93%	0.89%	0.89%	1.75%	1.23	% C
Portfolio Turnover	41%	50%	144%	75%	96	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from September 1, 2010 through October 31, 2010.

141	Prospectus – Additional Information

Short-Term Bond Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$8.70	$8.78	$8.71	$8.89	$8.83
Income from investment operations
Net investment income	0.37	(0.09)	0.28	0.26	0.23
Net gains from investments (both realized and unrealized)	(0.3)	0.13	(0.05)	(0.25)	0.1
Total income from investment operations	0.07	0.04	0.23	0.01	0.33
Less distributions
Dividends from net investment income	(0.1)	(0.12)	(0.16)	(0.19)	(0.27)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.1)	(0.12)	(0.16)	(0.19)	(0.27)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$8.67	$8.70	$8.78	$8.71	$8.89
Total Return A	0.83%	0.47%	2.72%	0.17%	3.78%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$293,620	$150,509	$217,545	$156,937	$131,314
Ratios to average net assets:
Expenses before reimbursements	0.37%	0.38%	0.37%	0.37%	0.35%
Expenses net of reimbursements	0.37%	0.38%	0.37%	0.37%	0.35%
Net investment income, before reimbursements	0.60%	0.90%	1.50%	1.73%	2.27%
Net investment income, net of reimbursements	0.60%	0.90%	1.50%	1.73%	2.27%
Portfolio Turnover	53%	105%	18%	65%	60%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	142

Short-Term Bond Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	March 1 to Oct. 31, 2010
Net asset value, beginning of the period	$8.72	$8.77	$8.73	$8.90	$8.84
Income from investment operations
Net investment income	0.03	0.13	0.1	0.15	0.15
Net gains from investments (both realized and unrealized)	0.02	(0.08)	0.11	(0.15)	0.08
Total income from investment operations	0.05	0.05	0.21	–	0.23
Less distributions
Dividends from net investment income	(0.08)	(0.1)	(0.17)	(0.17)	(0.17)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.08)	(0.1)	(0.17)	(0.17)	(0.17)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$8.69	$8.72	$8.77	$8.73	$8.90
Total Return A	0.56%	0.56%	2.77%	0.04%	2.55	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,130	$1,173	$2,272	$344	$51
Ratios to average net assets:
Expenses before reimbursements	0.72%	0.72%	0.72%	1.43%	0.65	% C
Expenses net of reimbursements	0.64%	0.63%	0.64%	0.60%	0.64	% C
Net investment income, before reimbursements	0.26%	0.58%	1.16%	0.57%	1.45	% C
Net investment income, net of reimbursements	0.34%	0.66%	1.24%	1.40%	1.47	% C
Portfolio Turnover	53%	105%	18%	65%	60	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

143	Prospectus – Additional Information

Short-Term Bond Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$8.70	$8.79	$8.72	$8.89	$8.84
Income from investment operations
Net investment income	(0.02)	(0.58)	(0.19)	0.14	0.08
Net gains from investments (both realized and unrealized)	0.07	0.58	0.39	(0.15)	0.21
Total income from investment operations	0.05	0	0.2	(0.01)	0.29
Less distributions
Dividends from net investment income	(0.07)	(0.09)	(0.13)	(0.16)	(0.24)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.07)	(0.09)	(0.13)	(0.16)	(0.24)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$8.68	$8.70	$8.79	$8.72	$8.89
Total Return A	0.53%	0.03%	2.28%	(0.12)%	3.33%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$7,255	$7,497	$14,203	$24,557	$23,175
Ratios to average net assets:
Expenses before reimbursements	0.90%	0.90%	0.89%	0.90%	0.86%
Expenses net of reimbursements	0.79%	0.79%	0.79%	0.78%	0.67%
Net investment income, before reimbursements	0.07%	0.39%	0.99%	1.18%	1.75%
Net investment income, net of reimbursements	0.19%	0.50%	1.09%	1.30%	1.94%
Portfolio Turnover	53%	105%	18%	65%	60%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	144

Short-Term Bond Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	May 17 to Oct. 31, 2010
Net asset value, beginning of the period	$8.70	$8.78	$8.71	$8.89	$8.84
Income from investment operations
Net investment income	(0.07)	0.02	0.08	0.15	0.09
Net gains from investments (both realized and unrealized)	0.11	(0.02)	0.11	(0.18)	0.07
Total income from investment operations	0.04	0	0.19	(0.03)	0.16
Less distributions
Dividends from net investment income	(0.06)	(0.08)	(0.12)	(0.15)	(0.11)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	(0.06)	(0.08)	(0.12)	(0.15)	(0.11)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$8.68	$8.70	$8.78	$8.71	$8.89
Total Return A	0.52%	0.00%	2.22%	(0.33)%	1.78	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,322	$2,271	$2,951	$3,428	$44
Ratios to average net assets:
Expenses before reimbursements	1.10%	1.13%	1.12%	1.38%	1.02	% C
Expenses net of reimbursements	0.82%	0.85%	0.85%	0.84%	0.81	% C
Net investment income, before reimbursements	(0.10%)	0.15%	0.75%	0.49%	0.49	% C
Net investment income, net of reimbursements	0.18%	0.43%	1.03%	1.03%	0.69	% C
Portfolio Turnover	53%	105%	18%	65%	60	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

145	Prospectus – Additional Information

Short-Term Bond Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2014	2013	2012	2011	2010
Net asset value, beginning of the period	$8.70	$8.79	$8.72	$8.90	$8.88
Income from investment operations
Net investment income	(0.03)	0.03	0.02	0.12	(0.04)
Net gains from investments (both realized and unrealized)	0.01	(0.1)	0.11	(0.21)	0.08
Total income from investment operations	(0.02)	(0.07)	0.13	(0.09)	0.04
Less distributions
Dividends from net investment income	0	(0.02)	(0.06)	(0.09)	(0.02)
Dividends from net realized gains	–	–	–	–	–
Return of capital	–	–	–	–	–
Total distributions	0	(0.02)	(0.06)	(0.09)	(0.02)
Redemption fees added to beneficial interests	–	–	–	–	–
Net asset value, end of period	$8.68	$8.70	$8.79	$8.72	$8.90
Total Return A	(0.31)%	(0.85)%	1.46%	(1.00)%	0.48	% B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$969	$863	$377	$371	$1
Ratios to average net assets:
Expenses before reimbursements	1.84%	1.89%	1.90%	2.47%	2.28	% C
Expenses net of reimbursements	1.50%	1.60%	1.59%	1.55%	1.60	% C
Net investment income, before reimbursements	(0.85%)	(0.65%)	(0.03%)	(0.43%)	(3.57	%) C
Net investment income, net of reimbursements	(0.52%)	(0.36%)	0.28%	0.49%	(2.88	%) C
Portfolio Turnover	53%	105%	18%	65%	60	% D

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Prospectus – Additional Information	146

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeacon funds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (''SAI'')

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE,Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon Small Cap Value II, American Beacon International Equity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984